UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21948

Cohen & Steers Closed-End Opportunity Fund, Inc.

(Exact name of Registrant as specified in charter)

1166 Avenue of the Americas, 30th Floor, New York, New York 10036

(Address of principal executive offices) (Zip code)

Dana A. DeVivo

Cohen & Steers Capital Management, Inc.

1166 Avenue of the Americas, 30th Floor

New York, New York 10036

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 832-3232

Date of fiscal year end: December 31

Date of reporting period: December 31, 2024

Item 1. Reports to Stockholders.

(a)

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

To Our Shareholders:

We would like to share with you our report for the year ended December 31, 2024. The total returns for Cohen & Steers Closed-End Opportunity Fund, Inc. (the Fund) and its comparative benchmarks were:

	Six Months Ended December 31, 2024	Year Ended December 31, 2024
Cohen & Steers Closed-End Opportunity Fund at Net Asset Value(a)	7.60%	20.91%
Cohen & Steers Closed-End Opportunity Fund at Market Value(a)	10.92%	23.93%
S-Network All Taxable ex-Foreign Plus Capped Municipal CEF Index(b)	6.84%	18.62%
S&P 500 Index(b)	8.44%	25.02%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan. Net asset value (NAV) returns reflect fee waivers and/or expense reimbursements, without which the returns would be lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Managed Distribution Policy

The Fund, acting in accordance with an exemptive order received from the U.S. Securities and Exchange Commission (SEC) and with approval of its Board of Directors (the Board), adopted a managed distribution policy under which the Fund intends to include long-term capital gains, where applicable, as part of the regular monthly cash distributions to its shareholders (the Plan). The Plan gives the Fund greater flexibility to realize long-term capital gains and to distribute those gains on a regular monthly basis. In accordance with the Plan, the Fund currently distributes $0.087 per share on a monthly basis.

The Fund may pay distributions in excess of the Fund’s investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund’s assets.

(a)	As a closed-end investment company, the price of the Fund’s exchange-traded shares will be set by market forces and can deviate from the NAV per share of the Fund.
(b)

The S-Network All Taxable ex-Foreign plus Capped Municipal CEF Index is a market capitalization-weighted index comprising all taxable closed-end funds and diversified municipal bond funds, except for single-country funds and region-specific equity funds. The index reconstitutes and rebalances quarterly. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Fund’s Plan. The Fund’s total return based on NAV is presented in the table above as well as in the Financial Highlights table.

The Plan provides that the Board may amend or terminate the Plan at any time without prior notice to Fund shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination. The termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above NAV) or widening an existing trading discount.

Market Review

Closed-end funds moved higher across the board in 2024, posting double-digit returns in what was a strong year for capital markets generally. Economic growth exceeded expectations throughout the year, and inflation trended lower in the first half before stabilizing in the 2.5–3% range.

The Federal Reserve reduced its benchmark lending rate three times in the second half, but healthy economic growth and stubborn inflation sharply reduced investor expectations for additional rate cuts in 2025.

In this environment, U.S. equity returns exceeded 20% for a second consecutive year. Bond yields were volatile, with the 10-year U.S. Treasury rising from around 3.9% to settle close to 4.6%, near its highs for the year. However, narrowing credit spreads supported fixed income investments in many credit sensitive sectors.

Discounts to net asset value (NAV) for the three major fund categories—equity, taxable fixed income, and tax-free municipal bonds either narrowed or traded to a premium in the year. In addition to the gains in underlying asset values, the closed-end fund market was supported by a lack of new issuance.

High-profile activism encouraging closed-end funds to open-end, liquidate, or merge spurred distribution increases, tender offers and overall boosted the appeal of the remaining funds. The primary market for closed-end funds remained closed during the year, with little desire for new offerings as investor sentiment favored more seasoned issues.

Fund Performance

The Fund had a positive total return in the year and outperformed its benchmark on both a NAV and market price basis. At the highest level, our overweight allocation to equity, funded by underweights to taxable fixed income and municipal bond funds all added to relative performance in the year. Our fund selection within equity and taxable fixed income, which are the two largest segments of the CEF market drove the majority of our excess return for the year.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

U.S. sector equity funds were the top contributors to relative performance. Underweight allocations to U.S. hybrid funds, as well as bank loan funds, were the primary detractors.

Funds with equity mandates produced healthy returns for the year. U.S. general equity funds and sector-focused U.S. equity funds were up nearly 23% and 12%, respectively. Security selection within sector-focused equities added to relative outperformance. An overweight to U.S. general equity funds and security selection within those funds also contributed positively. Security selection in option income funds further aided relative returns. The performance of these sectors more than offset an underweight allocation to U.S. hybrid funds and unfavorable security selection in global hybrid funds.

MLP funds led gains among closed-end funds, rising 56% on a market price basis and more than 43% on NAV. The category benefited from improving underlying midstream energy fundamentals. Notably, improved balance sheets paired with energy commodity prices that, while volatile, remained supportive of production plans. The Fund’s overweight to MLP funds was offset by adverse security selection detracting modestly from relative performance.

Commodity prices were mixed but rose for the year on balance. Countering relatively strong U.S. growth were concerns about prolonged high interest rates and China’s lackluster economic outlook, which dampened short-term demand for commodities there. The Fund’s selection in diversified commodity funds and single commodity funds (which primarily invest in gold and silver) contributed to relative performance.

Taxable fixed income funds gained as a significant narrowing of credit spreads positively impacted credit-sensitive sectors. Convertible bond funds led the category due to a conducive movement in equity markets and significant contractions in discounts to NAV. However, our avoidance of the category (in favor of equity funds) modestly detracted from relative performance.

Overall, the average discount to NAV for taxable fixed income funds moved from a discount to a modest premium. Security selection within global income funds and an underweight to taxable municipal bonds both contributed to the Fund’s outperformance. Having no investment in short-duration bond funds, U.S. investment-grade bond funds and U.S. government bond funds also contributed. However, the benefits were largely offset by adverse security selection in bank loan funds and having no position in collateralized loan funds. These two groups performed exceptionally well as credit concerns eased.

Tax-free municipal bond funds, which are primarily composed of long-duration, investment-grade bonds, ended the year with modestly positive returns on a NAV basis. Overall, the group had stronger returns on a market price basis as the average discount to NAV narrowed from –13.0% at the beginning of the year to –8.8%. The Fund added to relative performance through underweights to diversified and high-yield municipal bond funds, where discounts to NAV are greater than their historical average.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

Sincerely,

DOUGLAS R. BOND	JEFFREY PALMA
Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds specializes in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

Performance Review (Unaudited)

Growth of a $10,000 Investment

Average Annual Total Returns—For Period Ended December 31, 2024

	1 Year	5 Years	10 Years	Since Inception(c)
Fund at NAV	20.91%	6.40%	7.04%	6.18%
Fund at Market Value	23.93%	8.11%	8.67%	6.34%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. Total return assumes the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan. NAV returns reflect fee waivers and/or expense reimbursements, without which the returns would be lower. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

Performance Review (Unaudited)—(Continued)

(a)

The comparative indexes are not adjusted to reflect expenses or other fees that the U.S. Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. The Fund’s performance assumes dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(b)

The Linked Index is represented by the performance of the Morningstar U.S. All Taxable Ex-Foreign Equity Index through July 31, 2019 and the S-Network All Taxable ex-Foreign plus Capped Municipal CEF Index thereafter. The Morningstar U.S. All Taxable Ex-Foreign Equity Index measures the market-capitalization-weighted total return of taxable equity and fixed income closed-end funds; it excludes international, regional, and country closed-end funds. The S-Network All Taxable ex-Foreign plus Capped Municipal CEF Index is a market capitalization weighted index comprising all taxable closed-end funds and diversified municipal bond funds, except for single-country funds and region-specific equity funds. The index reconstitutes and rebalances quarterly.

(c)	Commencement of investment operations was November 24, 2006.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

December 31, 2024

Top Ten Holdings(a)

(Unaudited)

Security	Value	% of Net Assets

PIMCO Dynamic Income Strategy Fund	$22,580,840	6.8
Adams Diversified Equity Fund, Inc.	21,752,653	6.6
Sprott Physical Gold & Silver Trust (Canada)	12,129,409	3.7
BlackRock ESG Capital Allocation Term Trust	11,545,846	3.5
General American Investors Co., Inc.	11,327,740	3.4
PIMCO Dynamic Income Opportunities Fund	10,128,355	3.1
Sprott Physical Gold Trust	9,912,002	3.0
PIMCO Dynamic Income Fund	9,425,550	2.8
BlackRock Capital Allocation Term Trust	9,001,342	2.7
Eaton Vance Tax-Advantaged Dividend Income Fund	8,040,709	2.4

(a)

Top ten holdings (excluding short-term investments and derivative instruments) are determined on the basis of the value of individual securities held. The Fund may also hold positions in other securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdown

(Based on Net Assets)

(Unaudited)

(b)	Includes Common Stock holdings.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS

December 31, 2024

		Shares	Value
CLOSED-END FUNDS	83.9%
COMMODITY FUNDS	15.5%
DIVERSIFIED COMMODITY FUNDS	7.9%
Adams Natural Resources Fund, Inc.		170,985	$3,717,214
PIMCO Dynamic Income Strategy Fund		864,173	22,580,840

			26,298,054

SINGLE COMMODITY FUNDS	7.6%
Sprott Physical Gold & Silver Trust (Canada)(a)		510,497	12,129,409
Sprott Physical Gold Trust (Canada)(a)		492,155	9,912,002
Sprott Physical Silver Trust (Canada)(a)		308,145	2,973,599

			25,015,010

TOTAL COMMODITY FUNDS			51,313,064

EQUITY FUNDS	42.3%
GLOBAL EQUITY FUNDS	0.2%
Gabelli Multimedia Trust, Inc.		137,549	613,469

GLOBAL HYBRID FUNDS	9.3%
BlackRock Capital Allocation Term Trust		594,148	9,001,342
BlackRock ESG Capital Allocation Term Trust		704,015	11,545,846
Calamos Long/Short Equity & Dynamic Income Trust		160,854	2,385,465
Guggenheim Active Allocation Fund		439,198	6,530,874
Thornburg Income Builder Opportunities Trust		85,701	1,395,212

			30,858,739

MLP FUNDS	1.2%
Kayne Anderson Energy Infrastructure Fund		32,000	406,720
Neuberger Berman Energy Infrastructure & Income Fund, Inc.		262,000	2,313,460
Tortoise Energy Infrastructure Corp.		26,164	1,098,888

			3,819,068

OPTION INCOME FUNDS	9.1%
BlackRock Enhanced Large Cap Core Fund, Inc.		129,730	2,607,573
BlackRock Enhanced Equity Dividend Trust		32,319	267,601
Eaton Vance Enhanced Equity Income Fund II		226,914	5,434,590
Eaton Vance Risk-Managed Diversified Equity Income Fund		442,446	4,119,172
Eaton Vance Tax-Managed Buy-Write Income Fund		154,963	2,324,445
Eaton Vance Tax-Managed Buy-Write Opportunities Fund		209,931	3,025,106

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2024

		Shares	Value
Eaton Vance Tax-Managed Diversified Equity Income Fund		315,617	$4,718,474
Eaton Vance Tax-Managed Global Diversified Equity Income Fund		939,977	7,679,612

			30,176,573

REAL ESTATE, INCLUDING REITS FUNDS	0.5%
Nuveen Real Asset Income & Growth Fund		137,846	1,672,072

REGIONAL DEVELOPED INTERNATIONAL EQUITY FUNDS	0.4%
China Fund, Inc.		25,624	305,694
Fidelity China Special Situations PLC		147,598	412,055
Morgan Stanley China A Share Fund, Inc.		27,000	336,420
Templeton Dragon Fund, Inc.		30,000	254,700

			1,308,869

U.S. GENERAL EQUITY FUNDS	18.4%
Adams Diversified Equity Fund, Inc.		1,076,864	21,752,653
Cornerstone Strategic Investment Fund, Inc.		607,198	5,215,831
Eaton Vance Tax-Advantaged Dividend Income Fund		334,333	8,040,709
Eaton Vance Tax-Advantaged Global Dividend Income Fund		210,868	3,844,124
Gabelli Dividend & Income Trust		178,886	4,320,097
General American Investors Co., Inc.		222,069	11,327,740
Neuberger Berman Next Generation Connectivity Fund, Inc.		80,000	1,019,200
Royce Small-Cap Trust, Inc.		138,821	2,193,372
SRH Total Return Fund, Inc.		202,158	3,238,571

			60,952,297

U.S. SECTOR EQUITY FUNDS	0.9%
abrdn Healthcare Investors		107,573	1,726,547
abrdn Healthcare Opportunities Fund		71,845	1,355,715

			3,082,262

UTILITIES FUNDS	2.3%
DNP Select Income Fund, Inc.		360,387	3,178,613
Duff & Phelps Utility & Infrastructure Fund, Inc.		216,271	2,528,208
NYLI CBRE Global Infrastructure Megatrends Term Fund		169,391	2,061,488

			7,768,309

TOTAL EQUITY FUNDS			140,251,658

FIXED INCOME FUNDS	19.2%
BANK LOAN FUNDS	2.1%
Ares Dynamic Credit Allocation Fund, Inc.		41,481	626,778
BlackRock Floating Rate Income Trust		79,865	1,027,064

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2024

		Shares	Value
Blackstone Long-Short Credit Income Fund		164,996	$2,052,550
Eaton Vance Floating-Rate Income Trust		87,240	1,119,289
Eaton Vance Senior Floating-Rate Trust		172,258	2,204,902

			7,030,583

GLOBAL INCOME FUNDS	8.3%
MFS Multimarket Income Trust		15,209	71,330
PIMCO Access Income Fund		522,498	7,968,095
PIMCO Dynamic Income Fund		513,934	9,425,550
PIMCO Dynamic Income Opportunities Fund		745,280	10,128,355

			27,593,330

HIGH YIELD BOND FUNDS	0.9%
PGIM Global High Yield Fund, Inc.		133,752	1,647,825
Western Asset High Income Fund II, Inc.		315,000	1,326,150

			2,973,975

PREFERRED STOCK FUNDS	3.7%
First Trust Intermediate Duration Preferred & Income Fund		55,821	1,004,778
Flaherty & Crumrine Dynamic Preferred & Income Fund, Inc.		105,100	2,095,694
Flaherty & Crumrine Preferred & Income Securities Fund		166,755	2,589,705
John Hancock Preferred Income Fund, Class INC		34,397	572,022
John Hancock Preferred Income Fund II, Class INC		34,717	574,566
John Hancock Premium Dividend Fund		301,061	3,835,517
Nuveen Preferred & Income Opportunities Fund		210,490	1,654,451

			12,326,733

TAXABLE MUNICIPAL BOND FUNDS	0.1%
Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust		10,000	152,000

U.S. HIGH YIELD BOND FUNDS	1.8%
Allspring Income Opportunities Fund		103,646	714,121
Barings Global Short Duration High Yield Fund		91,674	1,415,447
PGIM High Yield Bond Fund, Inc.		115,895	1,585,444
PGIM Short Duration High Yield Opportunities Fund		134,450	2,167,334

			5,882,346

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2024

		Shares	Value
U.S. MULTI SECTOR BOND FUNDS	2.3%
Guggenheim Strategic Opportunities Fund		386,789	$5,902,400
PIMCO High Income Fund		327,691	1,592,578

			7,494,978

TOTAL FIXED INCOME FUNDS			63,453,945

MUNICIPAL FUNDS	6.9%
DIVERSIFIED MUNICIPAL BOND FUNDS	4.7%
BlackRock MuniHoldings Fund, Inc.		60,447	705,417
BlackRock MuniVest Fund, Inc.		194,895	1,372,061
BlackRock MuniYield Fund, Inc.		48,315	501,993
BlackRock MuniYield Quality Fund III, Inc.		166,757	1,840,997
BlackRock MuniYield Quality Fund, Inc.		25,385	292,435
DWS Municipal Income Trust		60,000	567,000
Eaton Vance Municipal Bond Fund		74,732	774,224
Neuberger Berman Municipal Fund, Inc.		181,982	1,883,514
Nuveen AMT-Free Quality Municipal Income Fund		275,711	3,110,020
Nuveen Municipal Value Fund, Inc.		150,880	1,296,059
Nuveen Quality Municipal Income Fund		249,123	2,904,774
Putnam Municipal Opportunities Trust		14,200	143,846
Western Asset Managed Municipals Fund, Inc.		8,000	81,600

			15,473,940

HIGH YIELD MUNICIPAL BOND FUNDS	2.2%
BNY Mellon Strategic Municipals, Inc.		121,400	733,256
Nuveen AMT-Free Municipal Credit Income Fund		227,778	2,792,558
Nuveen Municipal Credit Income Fund		222,060	2,702,470
Nuveen Municipal Credit Opportunities Fund		105,000	1,114,050

			7,342,334

TOTAL MUNICIPAL FUNDS			22,816,274

TOTAL CLOSED-END FUNDS (Identified cost—$250,244,266)			277,834,941

COMMON STOCK	4.2%
AUTOMOBILES	0.0%
WeRide, Inc., ADR (Cayman Islands)(a)		5,160	73,169

COMMUNICATION SERVICES	0.1%
Reddit, Inc., Class A(a)		1,000	163,440

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2024

		Shares	Value
FINANCIALS	1.5%
Berkshire Hathaway, Inc., Class B(a)		10,007	$4,535,973
Bowhead Specialty Holdings, Inc.(a)		12,000	426,240

			4,962,213

HEALTH CARE	1.3%
Concentra Group Holdings Parent, Inc.		110,000	2,175,800
Tempus AI, Inc.(a)		16,000	540,160
Waystar Holding Corp.(a)		45,000	1,651,500

			4,367,460

INDUSTRIALS	0.8%
Standardaero, Inc.(a)		20,000	495,200
UL Solutions, Inc., Class A		45,000	2,244,600

			2,739,800

INFORMATION TECHNOLOGY	0.5%
Astera Labs, Inc.(a)		3,000	397,350
Ingram Micro Holding Corp.(a)		2,500	48,475
Onestream, Inc.(a)		20,000	570,400
Rubrik, Inc., Class A(a)		7,000	457,520

			1,473,745

TOTAL COMMON STOCK (Identified cost—$10,227,656)			13,779,827

EXCHANGE-TRADED FUNDS	9.2%
COMMODITY FUNDS	1.9%
DIVERSIFIED COMMODITY FUNDS	0.2%
Global X Copper Miners ETF		13,000	496,340

SINGLE COMMODITY FUNDS	1.7%
SPDR Gold Shares(a)		23,675	5,732,428

TOTAL COMMODITY FUNDS			6,228,768

EQUITY FUNDS	7.3%
MLP FUNDS	1.0%
FT Energy Income Partners Enhanced Income ETF		166,937	3,253,602

U.S. GENERAL EQUITY FUNDS	6.3%
Consumer Discretionary Select Sector SPDR Fund		16,000	3,589,600
Invesco S&P 500 Equal Weight ETF		20,223	3,543,676

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2024

		Shares	Value
iShares Russell 1000 Value ETF		7,719	$1,429,019
Pacer U.S. Cash Cows 100 ETF		56,609	3,197,276
SPDR S&P 500 ETF Trust		8,047	4,716,186
Vanguard S&P 500 ETF		8,132	4,381,603

			20,857,360

TOTAL EQUITY FUNDS			24,110,962

TOTAL EXCHANGE-TRADED FUNDS (Identified cost—$21,652,684)			30,339,730

SHORT-TERM INVESTMENTS	2.5%
MONEY MARKET FUNDS
State Street Institutional Treasury Plus Money Market Fund, Premier Class, 4.42%(b)		5,014,994	5,014,994
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.43%(b)		3,284,900	3,284,900

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$8,299,894)			8,299,894

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$290,424,500)	99.8%		330,254,392
OTHER ASSETS IN EXCESS OF LIABILITIES	0.2		796,957

NET ASSETS	100.0%		$331,051,349

Glossary of Portfolio Abbreviations

ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
MLP	Master Limited Partnership
SPDR	Standard & Poor’s Depositary Receipt

Note: Percentages indicated are based on the net assets of the Fund.

(a)	Non–income producing security.
(b)	Rate quoted represents the annualized seven–day yield.

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2024

ASSETS:
Investments in securities, at value (Identified cost—$290,424,500)	$330,254,392
Receivable for:
Dividends	1,069,685
Investment securities sold	847,249
Other assets	1,162

Total Assets	332,172,488

LIABILITIES:
Payable for:
Investment securities purchased	850,897
Investment management fees	270,209
Directors’ fees	33

Total Liabilities	1,121,139

NET ASSETS	$331,051,349

NET ASSETS consist of:
Paid-in capital	$292,106,378
Total distributable earnings/(accumulated loss)	38,944,971

$331,051,349

NET ASSET VALUE PER SHARE:
($331,051,349 ÷ 27,656,302 shares outstanding)	$11.97

MARKET PRICE PER SHARE	$12.70

MARKET PRICE PREMIUM (DISCOUNT) TO NET ASSET VALUE PER SHARE	6.10%

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2024

Investment Income:
Dividend income	$11,523,454

Expenses:
Investment management fees	3,043,841
Directors’ fees and expenses	13,216
Miscellaneous	1,471

Total Expenses	3,058,528
Reduction of Expenses (See Note 2)	(14,687)

Net Expenses	3,043,841

Net Investment Income (Loss)	8,479,613

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	7,447,960
Capital gain distributions from underlying funds	7,815,684
Foreign currency transactions	435

Net realized gain (loss)	15,264,079

Net change in unrealized appreciation (depreciation) on:
Investments in securities	36,861,923

Net Realized and Unrealized Gain (Loss)	52,126,002

Net Increase (Decrease) in Net Assets Resulting from Operations	$60,605,615

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023
Change in Net Assets:
From Operations:
Net investment income (loss)	$8,479,613	$10,642,092
Net realized gain (loss)	15,264,079	(9,296,226)
Net change in unrealized appreciation (depreciation)	36,861,923	32,757,907

Net increase (decrease) in net assets resulting from operations	60,605,615	34,103,773

Distributions to shareholders	(10,905,828)	(11,236,146)
Tax return of capital to shareholders	(17,900,412)	(17,444,776)

Total distributions	(28,806,240)	(28,680,922)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	1,409,254	1,210,443

Total increase (decrease) in net assets	33,208,629	6,633,294
Net Assets:
Beginning of year	297,842,720	291,209,426

End of year	$331,051,349	$297,842,720

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Year Ended December 31,
Per Share Operating Data:	2024	2023	2022	2021	2020
Net asset value, beginning of year	$10.82	$10.62	$14.19	$12.82	$13.70

Income (loss) from investment operations:

Net investment income (loss)(a)(b)	0.31	0.39	0.48	0.32	0.31
Net realized and unrealized gain (loss)	1.88	0.85	(3.01)	2.09	(0.15)

Total from investment operations	2.19	1.24	(2.53)	2.41	0.16

Less dividends and distributions to shareholders from:

Net investment income	(0.36)	(0.41)	(0.49)	(0.37)	(0.29)
Net realized gain	(0.03)	—	(0.11)	(0.67)	—
Tax return of capital	(0.65)	(0.63)	(0.44)	—	(0.75)

Total dividends and distributions to shareholders	(1.04)	(1.04)	(1.04)	(1.04)	(1.04)

Anti-dilutive effect from the issuance of reinvested shares	0.00 (c)	—	—	—	—

Net increase (decrease) in net asset value	1.15	0.20	(3.57)	1.37	(0.88)

Net asset value, end of year	$11.97	$10.82	$10.62	$14.19	$12.82

Market value, end of year	$12.70	$11.20	$10.45	$14.78	$12.42

Total net asset value return(d)	20.91%	12.31%	-18.08%	19.38%	2.69%

Total market value return(d)	23.93%	18.15%	-22.61%	28.35%	1.56%

Ratios/Supplemental Data:

Net assets, end of year (in millions)	$331.1	$297.8	$291.2	$388.1	$349.1

Ratios to average daily net assets:

Expenses (before expense reduction)(e)	0.95%	0.95%	0.95%	0.95%	0.96%

Expenses (net of expense reduction)(e)	0.95%	0.95%	0.95%	0.95%	0.95%

Net investment income (loss) (before expense reduction)(b)(e)	2.65%	3.64%	4.09%	2.31%	2.63%

Net investment income (loss) (net of expense reduction)(b)(e)	2.65%	3.64%	4.09%	2.31%	2.64%

Portfolio turnover rate	30%	36%	52%	60%	54%

(a)	Calculation based on average shares outstanding.
(b)	Net investment income (loss) is affected by the timing of distributions of the underlying funds in which the Fund invests.
(c)	Amount is less than $0.005.
(d)

Total net asset value return measures the change in net asset value per share over the year indicated. Total market value return is computed based upon the Fund’s market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(e)	Does not include expenses incurred by the underlying funds in which the Fund invests.

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Closed-End Opportunity Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on September 14, 2006 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, closed-end management investment company. The Fund’s investment objective is to achieve total return, consisting of high current income and potential capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds and closed-end interval funds are valued at net asset value (NAV).

The Board of Directors has designated the investment manager as the Fund’s “Valuation Designee” under Rule 2a-5 under the 1940 Act. As Valuation Designee, the investment manager is authorized to make fair valuation determinations, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The following is a summary of the inputs used as of December 31, 2024 in valuing the Fund’s investments carried at value:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Closed-End Funds	$277,834,941	$—	$—	$277,834,941
Common Stock	13,779,827	—	—	13,779,827
Exchange-Traded Funds	30,339,730	—	—	30,339,730
Short-Term Investments	—	8,299,894	—	8,299,894

Total Investments in Securities(a)	$321,954,498	$8,299,894	$—	$330,254,392

(a)	Portfolio holdings are disclosed individually on the Schedule of Investments.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from closed-end funds (CEFs) and exchange-traded funds (ETFs) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the CEFs and ETFs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the CEFs and ETFs and may differ from the estimated amounts.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign currency transaction gains or losses arise from sales of foreign currencies, (excluding gains and losses on forward foreign currency exchange contracts, which are presented separately, if any), currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are typically declared quarterly and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund’s dividend reinvestment plan, unless the shareholder has elected to have them paid in cash.

The Fund has a managed distribution policy in accordance with exemptive relief issued by the U.S. Securities and Exchange Commission (SEC). The Plan gives the Fund greater flexibility to realize long-term capital gains throughout the year and to distribute those gains on a more regular basis to shareholders. Therefore, regular monthly distributions throughout the year may include a portion of estimated realized long-term capital gains, along with net investment income, short-term capital gains and return of capital, which is not taxable. In accordance with the Plan, the Fund is required to adhere to certain conditions in order to distribute long-term capital gains during the year. For the year ended December 31, 2024, the Fund paid distributions from net investment income, realized gains and tax return of capital.

Distributions Subsequent to December 31, 2024: The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report.

Ex-Date/ Record Date	Payable Date	Amount
1/14/25	1/31/25	$0.087
2/11/25	2/28/25	$0.087
3/11/25	3/31/25	$0.087

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of December 31, 2024, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 2. Investment Management Fees and Other Transactions with Affiliates

Investment Management Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment manager receives a fee, accrued daily and paid monthly, at the annual rate of 0.95% of the average daily net assets of the Fund.

The investment manager is also responsible, under the investment management agreement, for the performance of certain administrative functions for the Fund. Additionally, the investment manager pays certain expenses of the Fund, including, but not limited to, administrative and custody fees, transfer agent fees, professional fees, and reports to shareholders.

The investment manager has contractually agreed to reimburse the Fund so that its total annual operating expenses (exclusive of brokerage fees and commissions, taxes, and upon approval of the Board of Directors, extraordinary expenses) do not exceed 0.95% of the Fund’s average daily net assets of the Fund. This commitment is currently expected to remain in place for the life of the Fund, can only be amended or terminated by agreement of the Fund’s Board of Directors and the investment manager and will terminate automatically in the event of termination of the investment management agreement between the investment manager and the Fund. For the year ended December 31, 2024, fees waived and/or expenses reimbursed totaled $14,687.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment manager. The Fund does not pay compensation to directors and officers affiliated with the investment manager except for the Chief Compliance Officer, who received compensation from the investment manager, which was reimbursed by the Fund, in the amount of $1,886 for the year ended December 31, 2024.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2024, totaled $93,660,557 and $105,040,560, respectively.

Note 4. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended December 31,
	2024	2023
Ordinary income	$9,095,670	$10,361,775
Long-term capital gain	957,870	—
Tax exempt income	852,288	874,371
Tax return of capital	17,900,412	17,444,776

Total dividends and distributions	$28,806,240	$28,680,922

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

As of December 31, 2024, the tax-basis components of accumulated earnings, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$291,309,421

Gross unrealized appreciation on investments	$48,579,296
Gross unrealized depreciation on investments	(9,634,325)

Net unrealized appreciation (depreciation) on investments	$38,944,971

During the year ended December 31, 2024, the Fund utilized net capital loss carryforwards of $12,680,464.

As of December 31, 2024, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and permanent book/tax differences primarily attributable to prior year adjustments. To reflect reclassifications arising from the permanent differences, paid-in capital was charged $474,081 and total distributable earnings/(accumulated loss) was credited $474,081. Net assets were not affected by this reclassification.

Note 5. Capital Stock

The Fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.

During the year ended December 31, 2024, the Fund issued 120,338 shares of common stock at $1,409,254 for the reinvestment of dividends. During the year ended December 31, 2023, the Fund issued 113,697 shares of common stock at $1,210,443 for the reinvestment of dividends.

On December 12, 2023, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management’s discretion and subject to market conditions and investment considerations, of up to 10% of the Fund’s common shares outstanding as of January 01, 2024 through December 31, 2024.

On December 10, 2024, the Board of Directors approved the continuation of the Share Repurchase Program of up to 10% of the Fund’s common shares outstanding as of January 1, 2025 through December 31, 2025.

During the years ended December 31, 2024 and December 31, 2023, the Fund did not effect any repurchases.

Note 6. Operating Segments

In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280)—Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive committee of the Fund’s investment manager and the Fund’s chief executive officer and chief financial officer act as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s total returns, expense ratios, subscriptions and redemptions, which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements.

Note 7. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 8. Subsequent Events

Management has evaluated events and transactions occurring after December 31, 2024 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

Cohen & Steers Closed-End Opportunity Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Cohen & Steers Closed-End Opportunity Fund, Inc. (the “Fund”) as of December 31, 2024, the related statement of operations for the year ended December 31, 2024, the statement of changes in net assets for each of the two years in the period ended December 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2024 and the financial highlights for each of the five years in the period ended December 31, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 27, 2025

We have served as the auditor of one or more investment companies in the Cohen & Steers family of mutual funds since 1991.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

(The following pages are unaudited)

TAX INFORMATION—2024

For the calendar year ended December 31, 2024, for individual taxpayers, the Fund designates $3,121,664 as qualified dividend income eligible for reduced tax rates, $16,263 as qualified business income eligible for the 20% deduction, long-term capital gain distributions of $957,870 and tax-exempt income distributions of $852,288. In addition, for corporate taxpayers, 14.47% of the ordinary dividends paid qualified for the dividends received deduction (DRD).

REINVESTMENT PLAN

The Fund has a dividend reinvestment plan commonly referred to as an “opt-out” plan (the Reinvestment Plan). Each common shareholder who participates in the Reinvestment Plan will have all distributions of dividends and capital gains (Dividends) automatically reinvested in additional common shares by Computershare as agent (the Plan Agent). Shareholders who elect not to participate in the Reinvestment Plan will receive all Dividends in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose common shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Reinvestment Plan.

The Plan Agent serves as agent for the shareholders in administering the Reinvestment Plan. After the Fund declares a Dividend, the Plan Agent will, as agent for the shareholders, either: (i) receive the cash payment and use it to buy common shares in the open market, on the NYSE or elsewhere, for the participants’ accounts or (ii) distribute newly issued common shares of the Fund on behalf of the participants. The Plan Agent will receive cash from the Fund with which to buy common shares in the open market if, on the Dividend payment date, the NAV per share exceeds the market price per share plus estimated brokerage commissions on that date. The Plan Agent will receive the Dividend in newly issued common shares of the Fund if, on the Dividend payment date, the market price per share plus estimated brokerage commissions equals or exceeds the NAV per share of the Fund on that date. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the NAV or (ii) 95% of the closing market price per share on the payment date.

If the market price per share is less than the NAV on a Dividend payment date, the Plan Agent will have until the last business day before the next ex-dividend date for the common stock, but in no event more than 30 days after the Dividend payment date (as the case may be, the Purchase Period), to invest the Dividend amount in shares acquired in open market purchases. If at the close of business on any day during the Purchase Period on which NAV is calculated the NAV equals or is less than the market price per share plus estimated brokerage commissions, the Plan Agent will cease making open market purchases and the uninvested portion of such Dividends shall be filled through the issuance of new shares of common stock from the Fund at the price set forth in the immediately preceding paragraph. Participants in the Reinvestment Plan may withdraw from the Reinvestment Plan upon notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a Dividend record date; otherwise, it will be effective for all subsequent Dividends. If any participant elects to have the Plan Agent sell all or part of his or her shares and remit the proceeds, the Plan Agent is authorized to deduct a $15.00 fee plus $0.10 per share brokerage commissions.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

The Plan Agent’s fees for the handling of reinvestment of Dividends will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of Dividends. The automatic reinvestments of Dividends will not relieve participants of any income tax that may be payable or required to be withheld on such Dividends. The Fund reserves the right to amend or terminate the Reinvestment Plan. All correspondence concerning the Reinvestment Plan should be directed to the Plan Agent at 800-432-8224.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 866-227-0757, (ii) on our website at cohenandsteers.com or (iii) on the SEC’s website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 866-227-0757 or (ii) on the SEC’s website at http://www.sec.gov.

Disclosures of the Fund’s complete holdings are required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. The Fund’s Form N-PORT, is available (i) without charge, upon request, by calling 866-227-0757 or (ii) on the SEC’s website at http://www.sec.gov.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets. To the extent this occurs, the Fund’s shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Notice is hereby given in accordance with Rule 23c-1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

The following information in this annual shareholder report is a summary of certain information about the Fund. This information may not reflect all of the changes that have occurred since you purchased the Fund.

CURRENT INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT POLICIES AND PRINCIPAL RISKS OF THE FUND

The information contained herein is provided for informational purposes only and does not constitute a solicitation of an offer to buy or sell Fund shares.

Investment Objectives

Cohen & Steers Closed-End Opportunity Fund, Inc. (the Fund) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Fund’s investment objective is to achieve total return, consisting of high current income and potential capital appreciation.

Investment Strategies

The Fund seeks to achieve its objective by investing in the common stock of closed-end management investment companies (Portfolio Funds) selected by the Fund’s investment manager that invest significantly in equity or income-producing securities. Portfolio Funds generally focus on equity or income-producing securities, sectors or strategies, such as dividend strategies, covered call option strategies, total return strategies, balanced strategies, general equities (including both dividend and non-dividend paying equities), limited duration strategies, convertible securities, preferred securities, high yield securities and real estate, energy, utility and other equity or income-oriented strategies. Shares of Portfolio Funds in which the Fund invests will be traded on a national securities exchange.

Dividend strategies typically focus on investments in dividend-paying equity securities or equity-related securities, such as common stock, preferred securities, convertible securities and/or warrants. A covered call option strategy is designed to produce income from premiums received from writing (selling) call options on single securities and/or indices and to offset a portion of a market decline in the underlying securities. Total return strategies typically pursue both income and capital appreciation, and may invest in a wide variety of equity and fixed income securities and other instruments that vary from fund to fund. A balanced strategy typically invests at least 25% of its assets in fixed income senior securities and at least 25% of its assets in equities. Limited duration strategies typically focus on fixed income securities of intermediate duration (a measure of the price volatility of a debt instrument as a result of changes in market interest rates, based on the weighted average timing of the instrument’s expected principal and interest payments), and may include high yield securities, senior loans and mortgage-related securities. Securities and other investments in which Portfolio Funds pursuing these strategies are expected to focus their investments, along with equity, convertible, preferred and high yield securities and the real estate, energy and utilities sectors, are described with their accompanying risks, under “Principal Risks of the Fund—Portfolio Fund Investment Risk.”

Under normal circumstances, at least 80% of the Fund’s net assets will be invested in common stock issued by Portfolio Funds. The Fund is not required to invest in Portfolio Funds focusing on U.S. or foreign securities, or equity or fixed income securities, in any specific proportion, and allocation of the

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Fund’s portfolio between Portfolio Funds focusing on U.S. and foreign securities, and between equity and fixed income securities, will vary over time, perhaps significantly. The Fund also has the ability to invest directly in income-producing securities and instruments relating to closed-end funds.

In selecting Portfolio Funds, the investment manager seeks to identify closed-end funds that meet one or more of the following characteristics:

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strong fundamentals, including ability to meet current and projected future dividend payments out of current income or a combination of current income and realized and unrealized gains, and leverage/risk management, as the investment manager believes that a conservative approach to leverage has the potential to help mitigate the effects of changes in interest rates;

•	relatively high current income;

•	share prices at a discount to net asset value;

•	undervalued funds where recent total return on market price trails recent total return on net asset value;

•	well-regarded asset managers with strong track records managing the asset class(es) in which a Portfolio Fund invests;

•	diversification of sectors and asset classes among the Portfolio Funds;

•	market capitalization generally greater than $200 million; and

•	average daily trading volumes generally greater than $750,000 per day.

There is no requirement that any Portfolio Fund in the Fund’s portfolio satisfy all the criteria set forth above, and the investment manager will use its discretion in selecting a portfolio of Portfolio Funds that the investment manager believes will help the Fund achieve its investment objective.

In addition to the criteria set forth above, the investment manager also may invest opportunistically in one or more Portfolio Funds when the investment manager believes a Portfolio Fund’s shares are not appropriately priced relative to other comparable funds or the Portfolio Fund’s share price does not properly reflect the impact of a corporate event or conditions in the overall securities markets that the investment manager believes will have a positive influence on the Portfolio Fund’s share price.

The Fund will be limited by provisions of the 1940 Act, that limit the amount the Fund can invest in any one Portfolio Fund to 3% of the Portfolio Fund’s total outstanding stock. As a result, the Fund may hold a smaller position in a Portfolio Fund than if it were not subject to this restriction. To comply with provisions of the 1940 Act, on any matter upon which Portfolio Fund stockholders are solicited to vote the investment manager will vote Portfolio Fund shares in the same general proportion as shares held by other stockholders of the Portfolio Fund. The Fund will not invest in any closed-end funds managed by the investment manager.

The Fund may invest in securities of other closed-end or open-end funds, including exchange traded funds (ETFs), in accordance with Section 12(d)(1) of the 1940 Act and the rules thereunder, or any exemption granted under the 1940 Act.

The Fund may, but is not required to, use, without limit, various derivatives transactions to seek to generate return, facilitate portfolio management and mitigate risks. Although the Fund’s investment manager may seek to use these kinds of transactions to further the Fund’s investment objectives, no assurance can be given that they will achieve this result. The Fund may enter into (buy or sell)

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exchange-listed and over-the-counter put and call options on securities (including securities of investment companies and baskets of securities), indices, and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions, such as swaps, caps, floors or collars or credit transactions; equity index, total return and credit default swaps; forward contracts; and structured investments. In addition, the Fund may enter into various currency transactions, such as forward currency contracts, currency futures contracts, currency swaps or options on currency or currency futures. The Fund also may purchase and sell derivative instruments that combine features of these instruments. The Fund may invest in other types of derivatives, structured and similar instruments which are not currently available but which may be developed in the future.

The Fund may buy and sell shares of Portfolio Funds to take advantage of potential short-term trading opportunities, but short-term trading will not be used as the primary means of achieving the Fund’s investment objective.

Temporary Defensive Positions. When the investment manager believes that market or general economic conditions justify a temporary defensive position, the Fund may deviate from its investment objectives and invest all or any portion of its assets in investment grade debt securities. In such a case, the Fund may not pursue or achieve its investment objective.

Principal Risks of the Fund

The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective.

Risks of investing in the Fund include risks associated with (1) investments in closed-end funds generally, including both your investment in Common Shares and the Fund’s investment in Portfolio Fund shares; (2) the risks of the Portfolio Funds’ investments; and (3) any direct investments in income-producing securities and derivative, structured and other instruments related to closed-end funds including derivatives, which are the same risks as described below for Portfolio Fund investments in such securities and instruments. Since the Fund pursues its investment objective by investing in Portfolio Funds, it is subject to particular risks associated with investing in other closed-end funds that are separate from risks associated with the investments held by the Portfolio Funds.

Both the Fund, and the Portfolio Funds, have management fees. In addition, the Portfolio Funds typically incur operating expenses that are borne by their investors, including the Fund. As a result, Fund investors will bear not only the Fund’s management fees and any operating expenses not paid by the investment manager, but also the fees and expenses of the Portfolio Funds attributable to the Fund’s investments. Investors would bear less expenses if they invested directly in the Portfolio Funds.

Risks of Investing in Closed-End Funds

Market Price Discount from Net Asset Value Risk. Shares of closed-end investment companies frequently trade at a discount from their net asset value (NAV). This characteristic is a risk separate and distinct from the risk that NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the shares at the time of sale is above or below the investor’s

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purchase price or adjusted basis for the shares. Because the market price of the shares is determined by factors such as relative supply of and demand for shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the shares may trade at, above or below NAV.

Market Risk. Your investment in the Fund represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. The Fund and the Portfolio Funds may utilize leverage, which magnifies this risk. Your shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. See “Leverage Risk” below.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Risks of Investing in Other Investment Companies. Since the Fund concentrates its assets in closed-end management investment companies, risks of investing in the Fund include the risks associated with the purchased closed-end investment companies’ portfolio securities, and a shareholder in the Fund will bear not only his or her proportionate share of the Fund’s expenses, but also indirectly the expenses of the Portfolio Funds. Shareholders will therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Risks associated with investments in closed-end funds generally include market risk, leverage risk, risk of market price discount from NAV, risk of anti-takeover provisions and non-diversification.

To the extent the Fund invests a portion of its assets in other investment companies, including ETFs and other types of pooled investment funds, those assets will be subject to the risks of the purchased investment fund’s portfolio securities, and a shareholder in the Fund will bear not only his or her proportionate share of the Fund’s expenses, but also indirectly the expenses of the purchased investment funds. In addition, restrictions under the 1940 Act may limit the Fund’s ability to invest in other investment companies to the extent desired.

The SEC has adopted Rule 12d1-4 permitting fund of fund arrangements subject to various conditions, and rescinding the present rule and certain exemptive relief previously granted. Once in effect, Rule 12d1-4 may adversely affect the Fund’s ability to invest in other investment companies and could also significantly affect the Fund’s ability to redeem its investments in other investment companies, making such investments less attractive. The effects of rule and other regulatory changes are not known as of the date of this report, but they could impact the Fund’s ability to achieve its desired investment strategies or cause the Fund to incur losses, realize taxable gains distributable to shareholders, incur greater or unexpected expenses or experience other adverse consequences.

Manager Risk. The success of the Fund’s strategy is subject to the ability of the investment manager to achieve the Fund’s investment objective. Similarly, the Fund’s investments in Portfolio Funds is subject to the ability of the Portfolio Funds’ managers to achieve the Portfolio Fund’s investment objectives.

Dividend Risk. Common Shares, as well as shares issued by the Portfolio Funds, do not assure dividend payments. Dividends are paid only when declared by the Board of Directors of the Fund or the boards of directors of the Portfolio Funds, as the case may be, and the level of dividends may vary over time. If a Portfolio Fund reduces or eliminates the level of its regular dividends, this may reduce the level of dividends paid by the Fund, and may cause the market prices of the Portfolio Fund’s shares and the Common Shares to fall.

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Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and shares of Portfolio Funds and distributions can decline.

Risk of Anti-Takeover Provisions. Certain provisions of the Fund’s Charter and By-Laws could limit the ability of other entities or persons to acquire control of the Fund or change the Fund’s structure. The provisions may have the effect of depriving common stockholders of an opportunity to sell their shares at a premium over prevailing market prices or have the effect of inhibiting conversion of the Fund to an open-end fund. Portfolio Funds also may have similar provisions in their organizational documents, which would have a similar effect on the Fund’s investments.

Dilution Risk. Strategies may be employed by a Portfolio Fund that, under certain circumstances, have the effect of reducing its share price and the Fund’s proportionate interest. These include rights offerings in which the Fund does not subscribe. However, the Fund would not subscribe only when the investment manager believes participation is not consistent with pursuing the Fund’s investment objective.

Portfolio Turnover Risk. The Fund may engage in portfolio trading when considered appropriate. There are no limits on the rate of portfolio turnover. Portfolio Funds also may not be limited in their portfolio trading activity. Higher turnover rates result in correspondingly greater brokerage commissions and other transactional expenses which are borne by the Fund, directly or through its investment in Portfolio Funds. Higher turnover rates also may be more likely to generate capital gains that must be distributed to Common Shareholders, either as a result of the Fund’s receipt of capital gains from Portfolio Fund transactions or from the Fund’s trading in Portfolio Funds or other investments.

Derivatives Transactions Risk. The Fund or certain Portfolio Fund’s may use of derivatives, which presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. In certain types of derivatives transactions the Fund or a Portfolio Fund could lose the entire amount of its investment; in other types of derivatives transactions the potential loss is theoretically unlimited. Although both OTC and exchange-traded derivatives markets may experience lack of liquidity, OTC non-standardized derivatives transactions are generally less liquid than exchange-traded instruments. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges which once reached, would prevent the liquidation of open positions. If it is not possible to close an open derivative position entered into by the Fund or a Portfolio Fund, the Fund or the Portfolio Fund may be required to make cash payments of variation (or mark-to-market) margin and, if the Fund has insufficient cash, it may have to sell portfolio securities to meet variation margin requirements at a time when it may be disadvantageous to do so. The inability to close derivatives transactions positions also could have an adverse impact on the Fund’s or a Portfolio Fund’s ability to effectively hedge its portfolio. Derivatives transactions entered into to seek to manage the risks of the Fund’s or a Portfolio Fund’s portfolio of securities may have the effect of limiting gains from otherwise favorable market movements. The use of derivatives transactions may result in losses greater than if they had not been used. The Fund or a Portfolio Fund may enter into swap, cap or other transactions to attempt to protect itself from increasing interest or dividend expenses resulting from increasing short-term interest rates on any leverage it incurs or increasing interest rates on securities held in its portfolio. A decline in interest rates may result in a decline in the value of the transaction, which may result in a decline in the NAV of the Fund or a Portfolio Fund. In the event the Fund or a Portfolio Fund enters into forward currency contracts

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for hedging purposes, the Fund or the Portfolio Fund will be subject to currency exchange rates risk. Currency exchange rates may fluctuate significantly over short periods of time and also can be affected unpredictably by intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. Furthermore, the ability to successfully use derivative instruments depends on the ability of the relevant investment manager to predict pertinent market movements, which cannot be assured. Structured notes and other related instruments carry risks similar to those of more traditional derivatives such as futures, forward and option contracts. However, structured instruments may entail a greater degree of market risk and volatility than other types of debt obligations. The Fund or a Portfolio Fund will be subject to credit risk with respect to the counterparties to certain derivatives transactions entered into by the Fund or the Portfolio Fund and may experience losses in the event a counterparty fails to perform its obligations under a derivative contract.

The Investment Manager is registered with the Commodity Futures Trading Commission as a commodity pool operator (“CPO”). However, with respect to the Fund, the Investment Manager has claimed an exclusion from the definition of the CPO under the Commodity Exchange Act, as amended (the “CEA”). Accordingly, the Investment Manager, with respect to the Fund, is not subject to registration or regulation as a CPO under the CEA.

Active Management Risk. As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the investment manager’s investment techniques could fail to achieve the Fund’s investment objectives or negatively affect the Fund’s investment performance.

Market Disruption And Geopolitical Risk. Geopolitical events, such as war (including ongoing conflicts in Ukraine and the Middle East), terrorist attacks, natural or environmental disasters (including hurricanes, wildfires, and flooding), country instability, public health emergencies (including epidemics and pandemics), market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, have led and may in the future lead to market volatility and may have long-lasting impacts on U.S. and global economies and financial markets. Supply chain disruptions or significant changes in the supply or prices of commodities or other economic inputs may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies or industries. Events occurring in one region of the world may negatively impact industries and regions that are not otherwise directly impacted by the events. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

Russia’s military invasion of Ukraine significantly amplified already existing geopolitical tensions. The United States and many other countries have instituted various economic sanctions against Russia, Russian individuals and entities and Belarus. The extent and duration of the military action, sanctions imposed and other punitive actions taken (including any Russian retaliatory responses to such sanctions and actions), and resulting disruptions in Europe and globally cannot be predicted, but could be

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significant and have a severe adverse effect on the global economy, securities markets and commodities markets globally, including through global supply chain disruptions, increased inflationary pressures and reduced economic activity.

Ongoing conflicts in the Middle East could have similar negative impacts. The possibility of a prolonged conflict, and the potential expansion of the conflict in the surrounding areas and the involvement of other nations in such conflict could further destabilize the Middle East region and introduce new uncertainties in global markets, including the oil and natural gas markets.

Systemic risk events in the financial sectors and/or resulting government actions can negatively impact investments held by the Fund. For example, issues with certain regional U.S. banks and other financial institutions in March 2023 raised economic concerns over disruption in the U.S. banking system. These risks also may adversely affect financial intermediaries, such as clearing agencies, clearing houses, banks, securities firms, and exchanges, with which the Fund interacts. There can be no certainty that any actions taken by the U.S. government to strengthen public confidence in the U.S. banking system or financial markets will be effective in mitigating the effects of financial institution failures on the economy and restoring or maintaining public confidence. In addition, raising the U.S. Government debt ceiling has become increasingly politicized. Any failure to increase the total amount that the U.S. Government is authorized to borrow could lead to a default on U.S. Government obligations. A default or a threat of default by the U.S. Government would be highly disruptive to the U.S. and global securities markets and could significantly reduce the value of the Fund’s investments.

The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

The rapid development and increasingly widespread use and regulation of artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT (collectively “AI Technologies”), may pose risks to the Fund. For instance, the rapid advanced development of AI Technologies and efforts to regulate or control its use and advancement may have significant positive or negative impacts on a wide range of different industries and the global economy. It is not possible to predict which companies, sectors, or economies may benefit or be disadvantaged by such developments, nor is it possible to determine the full extent of current or future risks related thereto.

Some political leaders around the world (including in the U.S. and certain European nations) have been and may be elected on protectionist platforms, raising questions about the future of global free trade. Global trade disruption, significant introductions of trade barriers and bilateral trade frictions, together with any future downturns in the global economy resulting therefrom, could adversely affect the financial performance of the Fund and its investments.

Regulatory Risk. Legal and regulatory developments may adversely affect the Fund. The regulatory environment for the Fund is evolving, and changes in the regulation of investment funds and other financial institutions or products (such as banking or insurance products), and their trading activities and capital markets, or a regulator’s disagreement with the Fund’s interpretation of the application of certain regulations, may adversely affect the ability of the Fund to pursue its investment strategy, its ability to obtain leverage and financing, and the value of investments held by the Fund. The

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U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the fund industry in general. These regulations or any laws and regulations that may be adopted in the future may restrict the Fund’s ability to engage in transactions or raise additional capital and/or increase overall expenses of the Fund.

Additional legislative or regulatory actions may alter or impair certain market participants’ ability to utilize certain investment strategies and techniques.

The Fund and the instruments in which it invests may be subject to new or additional regulatory constraints in the future. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. For example, climate change regulation (such as decarbonization legislation, other mandatory controls to reduce emissions of greenhouse gases, or related disclosure requirements) could significantly affect the Fund or its investments by, among other things, increasing compliance costs or underlying companies’ operating costs and capital expenditures. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

Cybersecurity Risk. With the increased use of technologies such as the Internet and AI Technologies, and the dependence on computer systems to perform necessary business functions, the Fund and its service providers (including the investment manager), and their own service providers, may be susceptible to operational and information security risks resulting from cyber-attacks and/or other technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website or company system, misappropriating or releasing confidential information without authorization (including personal data), gaining unauthorized access to digital systems for purposes of misappropriating assets and causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service. New ways to carry out cyber-attacks continue to develop. There may be an increased risk of cyber-attacks during periods of geopolitical or military conflict, and geopolitical tensions may increase the scale and sophistication of deliberate cyber security attacks, particularly those from nation-states or from entities with nation-state backing. Successful cyber-attacks against, or security breakdowns of, the Fund, the investment manager, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or its shareholders.

Each of the Fund and the investment manager may have limited ability to detect, prevent or mitigate cyber-attacks or security or technology breakdowns affecting the Fund’s third-party service providers. While the Fund has established business continuity plans and systems designed to detect, prevent or reduce the impact of cyber-attacks, such plans and systems are subject to inherent limitations.

Common Stock Risk. The Fund may invest in common stocks. Common stocks are subject to special risks. Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in returns. Common stocks may be more susceptible to adverse changes in market value due to issuer specific events or general movements in the equities markets. A drop in the stock market may depress the price of common stocks held by the Fund. Common stock prices fluctuate for many reasons,

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including changes to investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events affecting issuers. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock in which the Fund has invested; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks held by the Fund. Also, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. The common stocks in which the Fund will invest are typically subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and assets, and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.

Portfolio Fund Investment Risk

Interest Rate Risk. Interest rate risk is the risk that the value of fixed income securities will fall if interest rates increase. These securities typically fall in value when interest rates rise and rise in value when interest rates fall. Fixed income securities with longer periods before maturity are often more sensitive to interest rate changes. If a Portfolio Fund is leveraged (i.e., borrows for investment purposes) it may be expected to have greater interest rate sensitivity.

Credit Risk; High Yield Securities. Credit risk is the risk that a borrower is unable to meet its obligation to pay principal or interest on a fixed income security. To the extent that a Portfolio Fund invests in companies with lower-than-average credit quality, the Portfolio Fund can be expected to experience a higher rate of defaults within its portfolio than if it invested in higher quality securities. Securities rated at the time of purchase to be below BBB-by S&P Global Ratings (S&P) or Baa3 by Moody’s Investors Services, Inc. (Moody’s) (or the unrated equivalent as determined by the investment manager) are considered “high yield” securities, sometimes known as “junk” bonds. High yield, lower quality securities are considered speculative and, compared to certain lower yielding, higher quality securities, tend to have more volatile prices and increased price sensitivity to changing interest rates and to adverse economic and business developments, greater risk of loss due to default or declining credit quality, greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments, and greater susceptibility to negative market sentiments leading to depressed prices and decrease in liquidity. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.

Nationally recognized statistical rating organizations (NRSROs) are private services that provide ratings of the credit quality of debt obligations, including convertible securities. Ratings assigned by an NRSRO are not absolute standards of credit quality and do not evaluate market risks or the liquidity of securities. NRSROs may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates.

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Unrated securities may be less liquid than comparable rated securities and involve the risk that the investment manager may not accurately evaluate the security’s comparative credit rating. If a security is unrated, the investment manager will assign a rating using its own analysis of issuer quality.

Leverage Risk. Portfolio Funds may employ the use of leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The NAV of the Portfolio Fund’s shares may be reduced by the issuance and ongoing costs of leverage. So long as the Portfolio Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the shareholders, including the Fund. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders, including the Fund, would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Portfolio Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Portfolio Fund had been unlevered. To the extent that the Portfolio Fund is required or elects to reduce its leverage, the Portfolio Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. The use of leverage also results in the investment management fees payable to the investment manager being higher than if the Fund did not use leverage and can increase operating costs, which may reduce total return. In some market conditions, a Portfolio Fund may not be able to employ leverage to the extent or at the cost desired. This could prevent a Portfolio Fund from executing its portfolio strategies or could otherwise depress shareholder returns. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Senior Loans Risk. The Fund may invest in Portfolio Funds that invest in senior loans. The risks associated with senior loans are similar to the risks of junk bonds, although senior loans are typically senior and secured, whereas junk bonds are often subordinated and unsecured. Investments in senior loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed, and such defaults could reduce a Portfolio Fund’s NAV and income distributions. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. There is no assurance that the liquidation of the collateral would satisfy the claims of the borrower’s obligations in the event of the nonpayment of scheduled interest or principal, or that the collateral could be readily liquidated. Economic and other events (whether real or perceived) can reduce the demand for certain senior loans or senior loans generally, which may reduce market prices. Senior loans and other debt securities are also subject to the risk of price declines and to increases in prevailing interest rates, although floating-rate debt instruments such as senior loans in which certain Portfolio Funds may be expected to invest are substantially less exposed to this risk than fixed-rate debt instruments.

Convertible Securities Risk. Convertible securities are bonds, debentures, notes, preferred securities or other securities that may be converted or exchanged (by the holder or the issuer) into shares of the underlying common stock (or cash or securities of equivalent value), either at a stated price or stated rate. Convertible securities have characteristics similar to both fixed income and equity

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securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically are considered to be lower quality than similar non-convertible securities.

Preferred Securities Risk. The Fund may invest in Portfolio Funds that invest in preferred securities. Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. Portfolio Funds may be subject to a greater risk of rising interest rates than would normally be the case in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Portfolio Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

Mortgage-and Asset-Backed Securities Risk. The Fund may invest in Portfolio Funds that invest in mortgage-and asset-backed securities. The risks associated with mortgage-related securities include: (1) credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; (2) adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on mortgage-related securities secured by loans on certain types of commercial properties than on those secured by loans on residential properties; (3) prepayment risk, which can lead to significant fluctuations in value of the mortgage-related security; (4) loss of all or part of the premium, if any, paid; and (5) decline in the market value of the security, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral. Asset-backed securities involve certain risks in addition to those presented by mortgage-related securities: (1) primarily, these securities do not have the benefit of the same security interest in the underlying collateral as mortgage-related securities and are more dependent on the borrower’s ability to pay; (2) credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due; and (3) most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations.

Master Limited Partnerships Risk. The Fund may invest in Portfolio Funds that invest in master limited partnerships (MLPs). An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. Weakening energy market fundamentals may increase counterparty risk and impact MLP profitability. Specifically, energy companies suffering financial distress may be able to abrogate contracts with MLPs, decreasing or eliminating sources of revenue.

Call Risk. Call risk is the risk that the issuer of a bond exercises rights it may have to redeem (or “call”) the bond, in whole or in part, prior to the stated maturity date. Bonds may be subject to greater call risk when interest rates are declining. In a declining interest rate environment, Portfolio Funds will likely receive a lower interest rate upon the reinvestment of proceeds.

Equity Securities Risk. Common stock holds the lowest priority in the capital structure of a company, and therefore takes the largest share of the company’s risk and its accompanying volatility. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock. Also, prices of common stocks are sensitive to general market movements.

Sector Concentration Risk. Some Portfolio Funds invest substantially, or even exclusively, in one sector or industry group and therefore carry risk of the particular sector or industry group. To the extent a Portfolio Fund focuses its investments in a specific sector, such as real estate, energy or utilities, the Portfolio Fund will be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase volatility and result in higher risk.

•

Real Estate. Real property investments, including investments in real estate investment trusts (REITs), are subject to varying degrees of risk. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of real estate company shares also may drop because of the failure of borrowers to pay their loans and poor management. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates, as well as risks normally associated with debt financing. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values also may be adversely affected by such factors as applicable laws, interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended to and defaults by borrowers and tenants.

•

Energy. The energy industry can be significantly affected by the supply of and demand for specific products and services, the supply and demand for oil and gas, the price of oil and gas, exploration and production spending, government regulation, world events and economic conditions. The natural resources industry can be significantly affected by events relating to international political developments, energy conservation, the success of exploration projects, commodity prices, and tax and government regulations. At times, the performance of securities of companies in the energy and natural resources industry will lag the performance of other industries or the broader market as a whole. Other risks inherent in investing in the energy and

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

natural resources industry include those associated with the volatility of commodity prices; a decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution; a decline in demand for such commodities; the inability to cost-effectively acquire additional reserves sufficient to replace depletion in resources used by energy and natural resources companies; and stricter laws, regulations or enforcement policies, which would likely increase compliance costs.

•

Utilities. Issuers in the utility industry are subject to a variety of factors that may adversely affect their business or operations, including: high interest costs in connection with capital construction and improvement programs; difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets; governmental regulation of rates charged to customers; costs associated with compliance with and changes in environmental and other regulations; effects of economic slowdowns and surplus capacity; increased competition from other providers of utility services; inexperience with and potential losses resulting from a developing deregulatory environment; and costs associated with the reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, and the effects of energy conservation policies.

Covered Call Writing Risk. The Fund may invest in Portfolio Funds that engage in a strategy known as “covered call option writing,” which is designed to produce income from option premiums and offset a portion of a market decline in the underlying security. The writer (seller) of a covered call option forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Foreign (Non-U.S.) and Emerging Market Securities Risk. Some of the securities held by certain of the Portfolio Funds may be issued by foreign issuers. Risks of investing in foreign securities, which can be expected to be greater for investments in emerging markets, include currency risks, future political and economic developments and possible imposition of foreign withholding or other taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Investing in securities of companies in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of expropriation, nationalization, confiscation, trade sanctions or embargoes or the imposition of restrictions on foreign investment, the lack of hedging instruments, and repatriation of capital invested. The securities and real estate markets of some emerging market countries have in the past experienced substantial market disruptions and may do so in the future.

REITs Risk. REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly, and the value of,

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general.

Municipal Bond Risk. The Fund may invest in Portfolio Funds that invest in municipal bonds. Municipal bonds are debt obligations issued by states or by political subdivisions or authorities of states. Municipal bonds are typically designated as general obligation bonds, which are general obligations of a governmental entity that are backed by the taxing power of such entity, or revenue bonds, which are payable from the income of a specific project or authority and are not supported by the issuer’s power to levy taxes. Municipal bonds are long-term fixed rate debt obligations that generally decline in value with increases in interest rates, when an issuer’s financial condition worsens or when the rating on a bond is decreased. Many municipal bonds may be called or redeemed prior to their stated maturity. Lower quality revenue bonds and other credit-sensitive municipal securities carry higher risks of default than general obligation bonds.

Restricted and Illiquid Securities Risk. The Fund may invest in Portfolio Funds that invest in illiquid securities (i.e., securities that may be difficult to sell at a desirable time or price). Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid investments involve the risk that the securities will not be able to be sold at the time desired by the Portfolio Fund or at prices approximating the value at which the Portfolio Fund is carrying the securities on its books. Restricted securities and illiquid securities are often more difficult to value and the sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the OTC markets. Contractual restrictions on the resale of securities result from negotiations between the issuer and purchaser of such securities and therefore vary substantially in length and scope. To dispose of a restricted security that the Portfolio Fund has a contractual right to sell, the Portfolio Fund may first be required to cause the security to be registered. A considerable period may elapse between a decision to sell the securities and the time when the Portfolio Fund would be permitted to sell, during which time the Portfolio Fund would bear market risks.

Investment Restrictions

Fundamental Investment Restrictions

The Fund has adopted certain investment limitations limiting the following activities except as specifically authorized. Under these limitations, the Fund may not:

1. Issue senior securities (including borrowing money for other than temporary purposes) except in conformity with the limits set forth in the 1940 Act or pursuant to exemptive relief therefrom; or pledge, mortgage or hypothecate its assets other than to secure such issuances or borrowings or in connection

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

with permitted investment strategies; provided that, notwithstanding the foregoing, the Fund may borrow up to an additional 5% of its total assets for temporary purposes;

2. Act as an underwriter of securities issued by other persons, except insofar as the Fund may be deemed an underwriter in connection with the disposition of securities;

3. Purchase or sell real estate or mortgages on real estate, except that Portfolio Funds may invest in securities of companies that deal in real estate or are engaged in the real estate business, including REITs and securities secured by real estate or interests therein, and a Portfolio Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Portfolio Fund’s ownership of such securities;

4. Purchase or sell commodities or commodity futures contracts, except that the Portfolio Funds may invest in financial futures contracts, forward contracts and options thereon, and currency options and such similar instruments;

5. Make loans to other persons except through the lending of securities held by it (but not to exceed a value of one-third of total assets), through the use of repurchase agreements, and by the purchase of debt securities; or

6. Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not apply to obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities.

The investment restrictions above have been adopted as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed without the approval of the holders of a “majority of the outstanding” voting securities of the Fund.

Additional Non-Fundamental Investment Restrictions

Non-fundamental policies may be changed by the Fund’s Board without shareholder approval. Currently, the Fund may not:

1. Acquire or retain securities of any investment company other than (a) in accordance with the limits permitted by Section 12(d)(1) of the 1940 Act, or any exemption granted under the 1940 Act and the rules thereunder, and (b) through the acquisition of securities of any investment company as part of a merger, consolidation or similar transaction.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with its investment manager, administrator, co-administrator, custodian and transfer agent. The management of the Fund’s day-to-day operations is delegated to its officers, the investment manager, administrator and co-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) contains additional information about the directors as of the date thereof and additional information about the directors is also included in the Fund’s most recent proxy statement, which are available, without charge, upon request by calling 866-277-0757.

Name, Address and Year of Birth(1)	Position(s) Held With Fund	Term of Office(2)	Principal Occupation During At Least The Past Five Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served(3)

Interested Directors(4)

Joseph M. Harvey 1963	Director, Chair	Until Next Election of Directors	Chief Executive Officer since 2022 and President from 2003 to 2024 of the investment manager, and Chief Executive Officer since 2022 and President from 2004 to 2024 of Cohen & Steers, Inc. (CNS). Chief Investment Officer of the investment manager from 2003 to 2019. Prior to that, Senior Vice President and Director of Investment Research of the investment manager.	23	Since 2014

Adam M. Derechin 1964	Director	Until Next Election of Directors	CFA; Chief Operating Officer of the investment manager since 2003 and CNS since 2004. President and Chief Executive Officer of the Funds from 2005 to 2021.	23	Since 2021

Independent Directors

Michael G. Clark 1965	Director	Until Next Election of Directors	CFA; From 2006 to 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	23	Since 2011

(table continued on next page)

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth(1)	Position(s) Held With Fund	Term of Office(2)	Principal Occupation During At Least The Past Five Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served(3)

George Grossman 1953	Director	Until Next Election of Directors	Attorney-at-law.	23	Since 1993

Dean A. Junkans 1959	Director	Until Next Election of Directors	CFA; Advisor to SigFig (a registered investment advisor) from July 2018 to July 2022; Chief Investment Officer at Wells Fargo Private Bank from 2004 to 2014 and Chief Investment Officer of the Wealth, Brokerage and Retirement group at Wells Fargo & Company from 2011 to 2014; former Member and Chair, Claritas Advisory Committee at the CFA Institute from 2013 to 2015; former Adjunct Professor and Executive-In-Residence, Bethel University, 2015 to 2022; former Board Member and Investment Committee Member, Bethel University Foundation, 2010 to 2022; former Corporate Executive Board Member of the National Chief Investment Officers Circle, 2010 to 2015; former Member of the Board of Governors of the University of Wisconsin Foundation, River Falls, 1996 to 2004; U.S. Army Veteran, Gulf War.	23	Since 2015

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(table continued from previous page)

Name, Address and Year of Birth(1)	Position(s) Held With Fund	Term of Office(2)	Principal Occupation During At Least The Past Five Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served(3)

Gerald J. Maginnis 1955	Director	Until Next Election of Directors	Philadelphia Office Managing Partner, KPMG LLP from 2006 to 2015; Partner in Charge, KPMG Pennsylvania Audit Practice from 2002 to 2008; President, Pennsylvania Institute of Certified Public Accountants (PICPA) from 2014 to 2015; Member, PICPA Board of Directors from 2012 to 2016; Member, Council of the American Institute of Certified Public Accountants (AICPA) from 2013 to 2017; Member, Board of Trustees of AICPA Foundation from 2015 to 2020; Board Member and Audit Committee Chairman of inTEST Corporation since 2020; Chairman of the Advisory Board of Centri Consulting LLC since 2022.	23	Since 2015

Jane F. Magpiong 1960	Director	Until Next Election of Directors	President, Untap Potential since 2013; Senior Managing Director, TIAA-CREF, from 2011 to 2013; National Head of Wealth Management, TIAA- CREF, from 2008 to 2011; President, Bank of America Private Bank from 2005 to 2008; Executive Vice President, Fleet Private Clients Group, from 2003 to 2004.	23	Since 2015

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COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth(1)	Position(s) Held With Fund	Term of Office(2)	Principal Occupation During At Least The Past Five Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served(3)

Daphne L. Richards 1966	Director	Until Next Election of Directors	President and CIO of Ledge Harbor Management since 2016; Investment Committee Member of the Berkshire Taconic Community Foundation since 2015; Member of the Advisory Board of Northeast Dutchess Fund since 2016; former Independent Director of Cartica Management, LLC, 2015 to 2022; formerly worked at Bessemer Trust Company from 1999 to 2014; Frank Russell Company from 1996 to 1999; Union Bank of Switzerland from 1993 to 1996; Credit Suisse from 1990 to 1993; Hambros International Venture Capital Fund from 1988 to 1989.	23	Since 2017

(table continued on next page)

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth(1)	Position(s) Held With Fund	Term of Office(2)	Principal Occupation During At Least The Past Five Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served(3)

Ramona Rogers-Windsor 1960	Director	Until Next Election of Directors	CFA; Member, Capital Southwest Board of Directors since 2021; Member, Thomas Jefferson University Board of Trustees since 2020; and its insurance subsidiary board, Partners Insurance Company, Inc., since 2023; Managing Director, Public Investments Department, Northwestern Mutual Investment Management Company, LLC from 2012 to 2019; former Member, Milwaukee Film, LLC Board of Directors from 2016 to 2019.	23	Since 2021

(1)	The address for each Director is 1166 Avenue of the Americas, 30th Floor, New York, NY 10036.
(2)	On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.
(3)	The length of time served represents the year in which the Director was first elected or appointed to any fund in the Cohen & Steers Fund Complex.
(4)	“Interested persons,” as defined in the 1940 Act, on the basis of their affiliation with the investment manager (Interested Directors).

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

The officers of the Fund (other than Mr. Harvey, whose biography is provided above), their address, their year of birth and their principal occupations for at least the past five years are set forth below.

Name, Address and Year of Birth(1)	Position(s) Held With Fund	Principal Occupation During At Least the Past Five Years	Length of Time Served(2)

James Giallanza 1966	President and Chief Executive Officer	Executive Vice President of investment manager since 2014. Prior to that, Senior Vice President of investment manager since 2006.	Since 2006

Albert Laskaj 1977	Treasurer and Chief Financial Officer	Senior Vice President of investment manager since 2019. Prior to that, Vice President of investment manager since 2015.	Since 2015

Dana A. DeVivo 1981	Secretary and Chief Legal Officer	Senior Vice President of investment manager since 2019. Prior to that, Vice President of investment manager since 2013.	Since 2015

Stephen Murphy 1966	Chief Compliance Officer and Vice President	Senior Vice President of investment manager since 2019. Prior to that, Managing Director at Mirae Asset Securities (USA) Inc. since 2017.	Since 2019

Douglas R. Bond 1959	Vice President	Executive Vice President of investment manager since 2004.	Since 2007

Yigal D. Jhirad 1965	Vice President	Senior Vice President of investment manager since 2007.	Since 2007

(1)	The address of each officer is 1166 Avenue of the Americas, 30th Floor, New York, NY 10036.
(2)

Officers serve one-year terms. The length of time served represents the year in which the officer was first elected as an officer of any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 866-227-0757

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan Limited, Cohen & Steers UK Limited, Cohen & Steers Ireland Limited, Cohen & Steers Singapore Private Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

Cohen & Steers Open-End Mutual Funds

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSJAX, CSJCX, CSJIX, CSRSX, CSJRX, CSJZX

COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS PREFERRED SECURITIES

AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS LOW DURATION PREFERRED

AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXFX, LPXIX, LPXRX, LPXZX

COHEN & STEERS FUTURE OF ENERGY FUND

•	Designed for investors seeking total return, investing primarily in securities of traditional and alternative energy companies

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

Distributed by Cohen & Steers Securities, LLC.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

OFFICERS AND DIRECTORS

Joseph M. Harvey

Director and Chair

Adam M. Derechin

Director

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

Ramona Rogers-Windsor

Director

James Giallanza

President and Chief Executive Officer

Albert Laskaj

Treasurer and Chief Financial Officer

Dana A. DeVivo

Secretary and Chief Legal Officer

Stephen Murphy

Chief Compliance Officer

and Vice President

Douglas R. Bond

Vice President

Yigal D. Jhirad

Vice President

KEY INFORMATION

Investment Manager and Administrator

Cohen & Steers Capital Management, Inc.

1166 Avenue of the Americas, 30th Floor

New York, NY 10036

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Congress Street, Suite 1

Boston, MA 02114-2016

Transfer Agent

Computershare

150 Royall Street

Canton, MA 02021

(866) 227-0757

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

New York Stock Exchange Symbol:	FOF

Website: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

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Annual Report December 31, 2024

Cohen & Steers

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Cohen & Steers Closed-End Opportunities Fund, Inc.

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Item 2. Code of Ethics.

The Registrant has adopted a code of ethics as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer (the “Code of Ethics”). The Code of Ethics was in effect during the reporting period. The registrant has not amended the Code of Ethics as described in Form N-CSR during the reporting period. The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the reporting period. A current copy of the Code of Ethics is available on the Registrant’s website at https://assets.cohenandsteers.com/assets/content/uploads/Code_of_Ethics_for_Principal_Executive_and_Principal_Financial_Officers_of_the_Funds.pdf. Upon request, a copy of the Code of Ethics can be obtained free of charge by calling 800-330-7348 or writing to the Secretary of the Registrant, 1166 Avenue of the Americas, 30th Floor, New York, NY 10036.

Item 3. Audit Committee Financial Expert.

The Registrant’s board has determined that Gerald J. Maginnis qualifies as an audit committee financial expert based on his years of experience in the public accounting profession. The Registrant’s board has determined that Michael G. Clark qualifies as an audit committee financial expert based on his years of experience in the public accounting profession and the investment management and financial services industry. The Registrant’s board has determined that Ramona Rogers-Windsor qualifies as an audit committee financial expert based on her years of experience in the investment management and financial services industry. Each of Messrs. Maginnis and Clark and Ms. Rogers-Windsor is a member of the board’s audit committee, and each is independent as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the Registrant for the fiscal years ended December 31, 2024 and December 31, 2023 for professional services rendered by the Registrant’s principal accountant were as follows:

	2024	2023
Audit Fees	$49,318	$49,318
Audit-Related Fees	$0	$0
Tax Fees	$6,427	$6,427
All Other Fees	$0	$0

Tax fees were billed in connection with tax compliance services, including the review of federal and state tax returns.

(e)(1) The Registrant’s audit committee is required to pre-approve audit and non-audit services performed for the Registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the Registrant’s principal accountant for the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the Registrant’s investment advisor that provides ongoing services to the Registrant, if the engagement for services relates directly to the operations and financial reporting of the Registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the Registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee may not delegate its responsibility to pre-approve services to be performed by the Registrant’s principal accountant to the investment advisor.

(e)(2) No services included in (b) – (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal years ended December 31, 2024 and December 31, 2023, the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to the Registrant and for non-audit services rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the Registrant’s investment advisor that provides ongoing services to the Registrant were:

	2024	2023
Registrant	$6,427	$6,427
Investment Advisor	$0	$0

(h) The Registrant’s audit committee considered whether the provision of non-audit services that were rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the Registrant’s investment advisor that provides ongoing services to the Registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a) The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the committee are Gerald J. Maginnis (chair), Michael G. Clark and Ramona Rogers-Windsor.

(b) Not applicable.

Item 6. Investments.

(a) Included in Item 1 above.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management

Investment Companies.

The Registrant has delegated voting of proxies in respect of portfolio holdings to Cohen & Steers Capital Management, Inc. (“C&S”), in accordance with the policies and procedures set forth below.

COHEN & STEERS CAPITAL MANAGEMENT, INC.

STATEMENT OF POLICIES AND PROCEDURES REGARDING THE VOTING OF SECURITIES

This statement sets forth the policies and procedures that Cohen & Steers Capital Management, Inc. and its affiliated advisors (“Cohen & Steers”, “we” or “us”) follow in exercising voting rights with respect to securities held in its client portfolios. All proxy-voting rights that are exercised by Cohen & Steers shall be subject to this Statement of Policy and Procedures.

General Proxy Voting Guidelines

Objectives

Voting rights are an important component of corporate governance. Cohen & Steers has three overall objectives in exercising voting rights:

•

Responsibility. Cohen & Steers shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company’s shareholders. Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.

•

Rationalizing Management and Shareholder Concerns. Cohen & Steers seeks to ensure that the interests of a company’s management and board are aligned with those of the company’s shareholders. In this respect, compensation must be structured to reward the creation of shareholder value.

•

Shareholder Communication. Since companies are owned by their shareholders, Cohen & Steers seeks to ensure that management effectively communicates with its owners about the company’s business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company’s securities.

General Principles

In exercising voting rights, Cohen & Steers shall conduct itself in accordance with the general principles set forth below.

•	The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

•	In exercising voting rights, Cohen & Steers shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.

•	Consistent with general fiduciary duties, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

•	In exercising voting rights on behalf of clients, Cohen & Steers shall conduct itself in the same manner as if Cohen & Steers were the beneficial owner of the securities.

•	To the extent reasonably possible, Cohen & Steers shall participate in each shareholder voting opportunity.

•	Voting rights shall not automatically be exercised in favor of management-supported proposals.

•	Cohen & Steers, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy vote.

General Guidelines

Set forth below are general guidelines that Cohen & Steers shall follow in exercising proxy voting rights:

•

Prudence. In making a proxy voting decision, Cohen & Steers shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value. Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

•

Third Party Views. While Cohen & Steers may consider the views of third parties, Cohen & Steers shall never base a proxy voting decision solely on the opinion of a third party. Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.

•

Shareholder Value. Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ. In determining how a proxy vote may affect the economic value of a security, Cohen & Steers shall consider both short-term and long-term views about a company’s business and prospects, especially in light of our projected holding period on the stock (e.g., Cohen & Steers may discount long-term views on a short-term holding).

Specific Guidelines

Board and Director Proposals

Election of Directors

Voting for Director Nominees in Uncontested Elections

Votes on director nominees are made on a case-by-case basis using a “mosaic” approach, where all factors are considered and no single factor is determinative. In evaluating director nominees, Cohen & Steers considers the following factors:

•	Whether the nominee attended less than 75 percent of the board and committee meetings without a valid excuse for the absences;

•

Whether the nominee is an inside or affiliated outside director and sits on the audit, compensation, or nominating committees and/or the full board serves as the audit, compensation, or nominating committees or the company does not have one of these committees;

•	Whether the board ignored a significant shareholder proposal that was approved by a majority of the votes cast in the previous year;

•	Whether the board, without shareholder approval, instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year;

•	Whether the nominee is the chairman or CEO of a publicly-traded company who serves on more than two (2) public company boards;

•	In the case of nominees other than the chairman or CEO, whether the nominee serves on more than four (4) public company boards;

•	If the nominee is an incumbent director, the length of tenure taking into account tenure limits recommended by local corporate governance codes[1];

•	Whether the nominee has a material related party transaction or a material conflict of interest with the company;

•	Whether the nominee (or the entire board) has a record of making poor corporate or strategic decisions or has demonstrated an overall lack of good business judgment;

•	Material failures of governance, stewardship, or fiduciary responsibilities at the company;

•	Material failures of risk oversight including, but not limited to:

¡	Bribery;

¡	Large or serial fines from regulatory bodies;

¡	Demonstrably poor risk oversight of environmental and social issues, including climate change;

¡	Significant adverse legal judgments or settlements;

¡	Hedging of company stock by employees or directors of a company; or

¡	Significant pledging of company stock in the aggregate by officers or directors of a company;

•	Whether the board has oversight of material climate-related risks and opportunities including, but not limited to:

¡

The transition and physical risks the company faces related to climate change on its operations and investment in terms of the impact on its business and financial condition, including the company’s related disclosures;

¡	How the board identifies, measures and manages such risks; and

¡	The board’s oversight of climate-related risk as a part of governance, strategy, risk management, and metrics and targets;

•

Actions related to a nominee’s service on other boards that raise substantial doubt about such nominee’s ability to effectively oversee management and serve the best interests of shareholders at any company; and

•

In the case of a nominee that is the chair of the nominating committee (or other directors on a case-by-case basis), whether the company’s board lacks diversity including, but not limited to, diversity of gender, ethnicity, race and background.

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors are evaluated on a case-by-case basis considering the long-term financial performance of the company relative to its industry management’s track record, the qualifications of the nominees and other relevant factors.

[1]

For example, in the UK, independent directors of publicly traded companies with tenure exceeding nine (9) years are reclassified as non-independent unless the company can explain why they remain independent.

Board Composition and Gender Diversity

We encourage companies to continue to evolve diversity and inclusion practices. We generally vote against the chair of the nominating committee (or other directors on a case-by-case basis) at companies where the post-election board contains no female directors if the board has not included a female director during the last 12 months and the company has not articulated a plan to include a qualified female nominee.

Non-Disclosure of Board Nominees

Cohen & Steers generally votes against the election of director nominees if the names of the nominees are not disclosed prior to the meeting. However, Cohen & Steers recognizes that companies in certain emerging markets may have legitimate reasons for not disclosing nominee names. In such cases, if a company discloses a legitimate reason why such nominee names have not been disclosed, Cohen & Steers may vote for the nominees even if nominee names are not disclosed.

Majority Vote Requirement for Directors (SP)2

Cohen & Steers generally votes for proposals asking the board to amend the company’s governance documents (charter or bylaws) to provide that director nominees will be elected by the affirmative vote of the majority of votes cast.

Separation of Chairman and CEO (SP)

Cohen & Steers generally votes for proposals to separate the CEO and chairman positions. However, Cohen & Steers does recognize that under certain circumstances, it may be in the company’s best interest for the CEO and chairman positions to be held by one person.

Independent Chairman (SP)

Cohen & Steers reviews on a case-by-case basis proposals requiring the chairman’s position to be filled by an independent director taking into account the company’s current board leadership and governance structure, company performance, and any other factors that may be relevant.

Lead Independent Director (SP)

In cases where the CEO and chairman roles are combined or the chairman is not independent, Cohen & Steers votes for the appointment of a lead independent director.

Board Independence (SP)

Cohen & Steers believes that boards should have a majority of independent directors. Therefore, Cohen & Steers vote for proposals that require the board to be comprised of a majority of independent directors.

In general, Cohen & Steers considers a director independent if the director satisfies the independence definition set forth in local corporate governance codes and/or the applicable listing standards of the exchange on which the company’s stock is listed.

In addition, Cohen & Steers generally considers a director independent if the director has no significant financial, familial or other ties with the company that may pose a conflict and has not been employed by the company in an executive capacity.

Board Size (SP)

Cohen & Steers generally votes for proposals to limit the size of the board to 15 members or less.

[2]	“SP” refers to a shareholder proposal.

Classified Boards (SP)

Cohen & Steers generally votes in favor of proposals to declassify boards of directors. In voting on proposals to declassify a board of directors, Cohen & Steers evaluates all facts and circumstances, including whether: (i) the current management and board have a history of making good corporate and strategic decisions and (ii) the proposal is in the best interests of shareholders.

Tiered Boards (non-U.S.)

Cohen & Steers votes in favor of unitary boards as opposed to tiered board structures. Cohen & Steers believes that unitary boards offer flexibility while, with a tiered structure, there is a risk of upper tier directors becoming remote from the business, while lower tier directors become deprived of contact with outsiders of wider experience. No director should be excluded from the requirement to submit him/herself for re-election on a regular basis.

Independent Committees (SP)

Cohen & Steers votes for proposals requesting that a board’s audit, compensation and nominating committees consist only of independent directors.

Adoption of a Board with Audit Committee Structure (JAPAN)

Cohen & Steers votes for article amendments to adopt a board with an audit committee structure unless the structure obstructs shareholders’ ability to submit proposals on income allocation related issues or the company already has a 3-committee (U.S. style) structure.

Non-Disclosure of Board Compensation

Cohen & Steers generally votes against the election of director nominees at companies if the compensation paid to such directors is not disclosed prior to the meeting. However, Cohen & Steers recognizes that companies in certain emerging markets may have legitimate reasons for not disclosing such compensation. In such cases, if a company discloses a legitimate reason why such compensation should not be disclosed, Cohen & Steers may vote for the nominees even if compensation is not disclosed.

Director and Officer Indemnification and Liability Protection

Cohen & Steers votes in favor of proposals providing indemnification for directors and officers for acts conducted in the normal course of business that is consistent with the laws of the jurisdiction of formation. Cohen & Steers also vote in favor of proposals that expand coverage for directors and officers where, despite an unsuccessful legal defense, the director or officer acted in good faith and in the best interests of the company. Cohen & Steers votes against proposals that would expand indemnification beyond coverage of legal expenses to coverage of acts, such as gross negligence, that are violations of fiduciary obligations.

Directors’ Liability (non-U.S.)

These proposals ask shareholders to give discharge from responsibility for all decisions made during the previous financial year. Depending on the country, this resolution may or may not be legally binding, may not release the board from its legal responsibility, and does not necessarily eliminate the possibility of future shareholder action (although it does make such action more difficult to pursue).

Cohen & Steers will generally vote for the discharge of directors, including members of the management board and/or supervisory board, unless the board is not fulfilling its fiduciary duties as evidenced by:

•	A lack of oversight or actions by board members that amount to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest;

•

Any legal issues (e.g., civil/criminal) aimed to hold the board liable for past or current actions that constitute a breach of trust, such as price fixing, insider trading, bribery, fraud, or other illegal actions; or

•	Other egregious governance issues where shareholders are likely to bring legal action against the company or its directors.

Directors’ Contracts (non-U.S.)

Best market practice about the appropriate length of directors’ service contracts varies by jurisdiction. As such, Cohen & Steers votes these proposals on a case-by-case basis taking into account the best interests of the company and its shareholders and local market practice.

Compensation Proposals

Votes on Executive Compensation. “Say-on-Pay” votes are determined on a case-by-case basis taking into account the reasonableness of the company’s compensation structure and the adequacy of the disclosure.

Cohen & Steers generally votes against in circumstances where there are an unacceptable number of problematic pay practices including:

•	Poor linkage between executive pay and company performance and profitability;

•

The presence of objectionable structural features in the compensation plan, such as excessive perquisites, golden parachutes, tax-gross up provisions, and automatic benchmarking of pay in the top half of the peer group; and

•	A lack of proportionality in the plan relative to the company’s size and peer group.

Additional Disclosure of Executive and Director Pay (SP). Cohen & Steers generally votes for shareholder proposals that seek additional disclosure of executive and director pay information.

Frequency of Shareholder Votes on Executive Compensation. Cohen & Steers generally votes for annual shareholder advisory votes to approve executive compensation.

Golden Parachutes. In general, Cohen & Steers votes against golden parachutes because they impede potential takeovers that shareholders should be free to consider. Cohen & Steers opposes the use of employment agreements that result in excessive cash payments and generally withhold our vote at the next shareholder meeting for directors who approved golden parachutes.

In the context of an acquisition, merger, consolidation, or proposed sale, Cohen & Steers votes on a case-by-case basis on proposals to approve golden parachute payments. Factors that may result in a vote against include:

•	Potentially excessive severance payments;

•	Agreements that include excessive excise tax gross-up provisions;

•	Single-trigger payments upon a change in control (“CIC”), including cash payments and the acceleration of performance-based equity despite the failure to achieve performance measures;

•	Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);

•	Recent amendments or other changes that may make packages so attractive as to encourage transactions that may not be in the best interests of shareholders; or

•	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Non-Executive Director Remuneration (non-U.S.). Cohen & Steers evaluates these proposals on a case-by-case basis taking into account the remuneration mix and the adequacy of the disclosure. Cohen & Steers believes that non-executive directors should be compensated with a mix of cash and equity to align their interests with the interests of shareholders. The details of such remuneration should be fully disclosed and provided with sufficient time for us to consider our vote.

Approval of Annual Bonuses for Directors and Statutory Auditors (JAPAN). Cohen & Steers generally supports the payment of annual bonuses to directors and statutory auditors except in cases of scandals or extreme underperformance.

Equity Compensation Plans. Votes on proposals related to compensation plans are determined on a case-by-case basis taking into account plan features and equity grant practices, where positive factors may counterbalance negative factors (and vice versa), as evaluated based on three pillars:

•

Plan Cost: the total estimated cost of the company’s equity plans relative to industry/market cap peers measured by the company’s estimated shareholder value transfer (SVT) in relation to peers, considering:

•	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and

•	SVT based only on new shares requested plus shares remaining for future grants.

•	Plan Features:

•	Automatic single-trigger award vesting upon a CIC;

•	Discretionary vesting authority;

•	Liberal share recycling on various award types; and

•	Minimum vesting period for grants made under the plan.

•	Grant Practices:

•	The company’s three year burn rate relative to its industry/market cap peers;

•	Vesting requirements for most recent CEO equity grants (3-year look-back);

•	The estimated duration of the plan based on the sum of shares remaining available and the new shares requested divided by the average annual shares granted in the prior three years;

•	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;

•	Whether the company maintains a claw-back policy; and

•	Whether the company has established post exercise/vesting shareholding requirements.

Cohen & Steers generally votes against compensation plan proposals if the combination of factors indicates that the plan, overall is not, in the interests of shareholders, or if any of the following apply:

•	Awards may vest in connection with a liberal CIC;

•	The plan would permit re-pricing or cash buyout of underwater options without shareholder approval;

•	The plan is a vehicle for problematic pay practices or a pay-for-performance disconnect; or

•	Any other plan features that are determined to have a significant negative impact on shareholder interests.

Equity Compensation Plans (non-U.S.). Cohen & Steers evaluates these proposals on a case-by-case basis. Share option plans should be clearly explained and fully disclosed to both shareholders and participants and put to shareholders for approval. Each director’s share options should be detailed, including exercise prices, expiration dates and the market price of the shares at the date of exercise. They should take into account appropriate levels of dilution. Options should vest in reference to challenging performance criteria, which are disclosed in advance. Share options should be fully expensed so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be disclosed to shareholders.

Long-Term Incentive Plans (non-U.S.). A long-term incentive plan refers to any arrangement, other than deferred bonuses and retirement benefit plans, which require one or more conditions in respect of service and/or performance to be satisfied over more than one financial year.

Cohen & Steers evaluates these proposals on a case-by-case basis. Cohen & Steers generally votes in favor of plans with robust incentives and challenging performance criteria that are fully disclosed to shareholders in advance and vote against plans that are excessive or contain easily achievable performance metrics or where there is excessive discretion delegated to remuneration committees. Cohen & Steers would expect remuneration committees to explain why criteria are considered to be challenging and how they align the interests of shareholders with the interests of the plan participants. Cohen & Steers will also vote against proposals that lack sufficient disclosure.

Transferable Stock Options. Cohen & Steers evaluates on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including the cost of the proposal and alignment with shareholder interests.

Approval of Cash or Cash-and-Stock Bonus Plans. Cohen & Steers votes to approve cash or cash-and-stock bonus plans that seek to exempt executive compensation from limits on deductibility imposed by Section 162(m) of the Internal Revenue Code.

Employee Stock Purchase Plans. Cohen & Steers votes for the approval of employee stock purchase plans, although Cohen & Steers generally believes the discounted purchase price should not exceed 15% of the current market price.

401(k) Employee Benefit Plans. Cohen & Steers votes for proposals to implement a 401(k) savings plan for employees.

Pension Arrangements (non-U.S.). Cohen & Steers evaluates these proposals on a case-by-case basis. Pension arrangements should be transparent and cost-neutral to shareholders. Cohen & Steers believes it is inappropriate for executives to participate in pension arrangements that are materially different than those offered to other employees (such as continuing to participate in a final salary arrangement when employees have been transferred to a money purchase plan). One-off payments into individual director’s pension plans, changes to pension entitlements, and waivers concerning early retirement provisions must be fully disclosed and justified to shareholders.

Stock Ownership Requirements (SP). Cohen & Steers supports proposals requiring senior executives and directors to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), which may include restricted stock or restricted stock units.

Stock Holding Periods (SP). Cohen & Steers generally votes against proposals requiring executives to hold stock received upon option exercise for a specific period of time.

Recovery of Incentive Compensation (SP). Cohen & Steers generally votes for proposals to recover incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the award of incentive compensation.

Capital Structure Changes and Anti-Takeover Proposals

Increase to Authorized Shares. Cohen & Steers generally votes for increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).

Blank Check Preferred Stock. Cohen & Steers generally votes against proposals authorizing the creation of new classes of preferred stock without specific voting, conversion, distribution and other rights, and proposals to increase the number of authorized blank check preferred shares. Cohen & Steers may vote in favor of these proposals if Cohen & Steers receives reasonable assurances that (i) the preferred stock was authorized by the board for legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock. These representations should be made either in the proxy statement or in a separate letter from the company to us.

Pre-Emptive Rights. Cohen & Steers generally votes against the issuance of equity shares with pre-emptive rights. However, Cohen & Steers may vote for shareholder pre-emptive rights where such pre-emptive rights are necessary taking into account the best interests of the company’s shareholders. In addition, we acknowledge that international local practices may call for shareholder pre-emptive rights when a company seeks authority to issue shares (e.g., UK authority for the issuance of only up to 5% of outstanding shares without pre-emptive rights). While Cohen & Steers prefers that companies be permitted to issue shares without pre-emptive rights, in deference to international local practices, Cohen & Steers will approve issuance requests with pre-emptive rights.

Dual Class Capitalizations. Because classes of common stock with unequal voting rights limit the rights of certain shareholders, Cohen & Steers votes against the adoption of a dual or multiple class capitalization structure. Cohen & Steers supports the one-share, one-vote principle for voting.

Restructurings/Recapitalizations. Cohen & Steers reviews proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis. In voting, Cohen & Steers considers the following:

•	Dilution: how much will the ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

•	Change in control: will the transaction result in a change in control of the company?

•	Bankruptcy: generally approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

Share Repurchase Programs. Cohen & Steers generally votes in favor of such programs where the repurchase would be in the long-term best interests of shareholders and where we believe that this is a good use of the company’s cash.

Cohen & Steers will vote against such programs when shareholders’ interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive maneuver or an attempt to entrench management.

Targeted Share Placements (SP). Cohen & Steers votes these proposals on a case-by-case basis. These proposals ask companies to seek shareholder approval before placing 10% or more of their voting stock with a single investor. The proposals are typically in reaction to the placement of a large block of voting stock in an employee stock option plan, parent capital fund or with a single friendly investor, with the aim of protecting the company against a hostile tender offer.

Shareholder Rights Plans. Cohen & Steers reviews proposals to ratify shareholder rights plans on a case-by-case basis taking into consideration the length of the plan.

Shareholder Rights Plans (JAPAN). Cohen & Steers reviews proposals on a case-by-case basis examining not only the features of the plan itself but also factors including share price movements, shareholder composition, board composition, and the company’s announced plans to improve shareholder value.

Reincorporation Proposals. Proposals to change a company’s jurisdiction of incorporation are examined on a case-by-case basis. When evaluating such proposals, Cohen & Steers reviews management’s rationale for the proposal, changes to the charter/bylaws, and differences in the applicable laws governing the companies.

Voting on State Takeover Statutes (SP). Cohen & Steers reviews on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions and disgorgement provisions). In voting on these proposals, Cohen & Steers takes into account whether the proposal is in the long-term best interests of the company and whether it would be in the best interests of the company to thwart a shareholder’s attempt to control the board of directors.

Mergers and Corporate Restructurings

Mergers and Acquisitions. Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account the anticipated financial and operating benefits, offer price (cost vs. premium), prospects of the combined companies, how the deal was negotiated and changes in corporate governance and their impact on shareholder rights.

Cohen & Steers votes against proposals that require a super-majority of shareholders to approve a merger or other significant business combination.

Nonfinancial Effects of a Merger or Acquisition. Some companies have proposed charter provisions that specify that the board of directors may examine the nonfinancial effects of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. Cohen & Steers generally vote against proposals to adopt such charter provisions. Directors should base their decisions solely on the financial interests of the shareholders.

Spin-offs. Cohen & Steers evaluates spin-offs on a case-by-case basis taking into account the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales. Cohen & Steers evaluates asset sales on a case-by-case basis taking into account the impact on the balance sheet/working capital, value received for the assets, and potential elimination of diseconomies.

Liquidations. Cohen & Steers evaluates liquidations on a case-by-case basis taking into account management’s efforts to pursue other alternatives, appraisal value of the assets, and the compensation plan for executives managing the liquidation.

Issuance of Debt (non-U.S.). Cohen & Steers evaluates these proposals on a case-by-case basis. Reasons for increased bank borrowing powers are numerous and varied, including allowing for normal growth of the company, the financing of acquisitions, and allowing increased financial leverage. Management may also attempt to borrow as part of a takeover defense. Cohen & Steers generally votes in favor of proposals that will enhance a company’s long-term prospects. Cohen & Steers votes against any uncapped or poorly-defined increase in bank borrowing powers or borrowing limits, issuances that would result in the company reaching an unacceptable level of financial leverage or a material reduction in shareholder value, or where such borrowing is expressly intended as part of a takeover defense.

Ratification of Auditors

Cohen & Steers generally votes for proposals to ratify auditors, auditor remuneration and/or proposals authorizing the board to fix audit fees, unless:

•	an auditor has a financial interest in or association with the company, and is therefore not independent;

•	there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	the name of the proposed auditor and/or fees paid to the audit firm are not disclosed by the company prior to the meeting;

•	the auditors are being changed without explanation; or

•	fees paid for non-audit related services are excessive and/or exceed fees paid for audit services or limits set by local best practice recommendations or law.

Where fees for non-audit services include fees related to significant one-time capital structure events, initial public offerings, bankruptcy emergence, and spinoffs, and the company makes public disclosure of the amount and nature of those fees, then such fees may be excluded from the non-audit fees considered in determining whether non-audit related fees are excessive.

Auditor Rotation

Cohen & Steers evaluates auditor rotation proposals on a case-by-case basis taking into account the following factors: the tenure of the audit firm; establishment and disclosure of a review process whereby the auditor is regularly evaluated for both audit quality and competitive pricing; length of the rotation period advocated in the proposal; and any significant audit related issues.

Auditor Indemnification

Cohen & Steers generally votes against auditor indemnification and limitation of liability. However, Cohen & Steers recognizes there may be situations where indemnification and limitations on liability may be appropriate.

Annual Accounts and Reports (non-U.S.)

Annual reports and accounts should be detailed and transparent and should be submitted to shareholders for approval in a timely manner as prescribed by law. They should meet accepted reporting standards such as those prescribed by the International Accounting Standards Board (IASB).

Cohen & Steers generally approves proposals relating to the adoption of annual accounts provided that:

•	The report has been examined by an independent external accountant and the accuracy of material items in the report is not in doubt;

•	The report complies with legal and regulatory requirements and best practice provisions in local markets;

•	the company discloses which portion of the remuneration paid to the external accountant relates to auditing activities and which portion relates to non-auditing advisory assignments;

•	A report on the implementation of risk management and internal control measures is incorporated, including an in-control statement from company management;

•

A report should include a statement of compliance with relevant codes of best practice for markets where they exist (e.g. for UK companies a statement of compliance with the Corporate Governance Code should be made, together with detailed explanations about any area(s) of non-compliance);

•	A conclusive response is given to all queries from shareholders; and

•	Other concerns about corporate governance have not been identified.

Appointment of Internal Statutory Auditor (JAPAN)

Cohen & Steers evaluates these proposals on a case-by-case basis taking into account the work history of each nominee. If the nominee is designated as independent but has worked the majority of his or her career for one of the company’s major shareholders, lenders, or business partners, Cohen & Steers considers the nominee affiliated and will withhold support.

Shareholder Access and Voting Proposals

Proxy Access. Cohen & Steers reviews proxy access proposals on a case-by-case basis taking into account the parameters of proxy access use in light of a company’s specific circumstances. Cohen & Steers generally supports proposals that provide shareholders with a reasonable opportunity to use the right without stipulating overly restrictive or onerous parameters for use and also provide assurances that the mechanism will not be subject to abuse by short-term investors, investors without a substantial investment in the company or investors seeking to take control of the board.

Bylaw Amendments. Cohen & Steers votes on a case-by-case basis on proposals requesting companies grant shareholders the ability to amend bylaws. Similar to proxy access, Cohen & Steers generally supports proposals that provide assurances that this right will not be subject to abuse by short-term investors or investors without a substantial investment in a company.

Reimbursement of Proxy Solicitation Expenses (SP). In the absence of compelling reasons, Cohen & Steers will generally not support such proposals.

Shareholder Ability to Call Special Meetings (SP). Cohen & Steers votes on a case-by-case basis on proposals requesting companies amend their governance documents (bylaws and/or charter) in order to allow shareholders to call special meetings.

Shareholder Ability to Act by Written Consent (SP). Cohen & Steers generally votes against proposals to allow or facilitate shareholder action by written consent to provide reasonable protection of minority shareholder rights.

Shareholder Ability to Alter the Size of the Board. Cohen & Steers generally votes for proposals that seek to fix the size of the board and vote against proposals that give the board the ability to alter the size of the board without shareholder approval. While Cohen & Steers recognizes the importance of such proposals, these proposals may be set forth in order to promote the agenda(s) of certain special interest groups and could be disruptive to management of the company.

Cumulative Voting (SP). Having the ability to cumulate votes for the election of directors (i.e., to cast more than one vote for a director) generally increases shareholders’ rights to effect change in the management of a company. However, Cohen & Steers acknowledges that cumulative voting promotes special candidates who may not represent the interests of all, or even a majority, of shareholders. Therefore, when voting on proposals to institute cumulative voting, Cohen & Steers evaluates all facts and circumstances surrounding such proposal and generally vote against cumulative voting where the company has good corporate governance practices in place, including majority voting for director elections and a de-classified board.

Supermajority Vote Requirements (SP). Cohen & Steers generally supports proposals that seek to lower supermajority voting requirements.

Confidential Voting. Cohen & Steers votes for proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as such proposals permit management to request that dissident groups honor its confidential voting policy in the case of proxy contests.

Date/Location of Meeting (SP). Cohen & Steers votes against shareholder proposals to change the date or location of the shareholders’ meeting.

Adjourn Meeting if Votes Are Insufficient. Cohen & Steers generally votes against open-end requests for adjournment of a shareholder meeting. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this policy to be carried out, the adjournment request will be supported.

Disclosure of Shareholder Proponents (SP). Cohen & Steers votes for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

Environmental and Social Proposals

Cohen & Steers believes that well-managed companies should be identifying, evaluating and assessing environmental and social issues and, where material to its business, managing exposure to environmental and social risks related to these issues. When considering management or shareholder proposals relating to these issues, because of the diverse nature of environmental and social proposals, Cohen & Steers evaluates these proposals on a case-by-case basis. The principles guiding our evaluation of these proposals include, but are not limited to:

•

The current level of publicly available disclosure from the company or other publicly available sources, including if the company already discloses similar information through existing reports or policies;

•	Whether implementation of a proposal is likely to enhance or protect shareholder value;

•	Whether a proposal can be implemented at a reasonable cost;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	What other companies in the relevant industry have done in response to the issue addressed in the proposal; and

•	Whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Environmental Proposals (SP). Cohen & Steers acknowledges that environmental considerations can pose significant investment risks and opportunities. Therefore, Cohen & Steers generally votes in favor of proposals requesting a company disclose information that will aid in the determination of material environmental issues impacting the company and, where material to its business, how the company is managing exposure to environmental risks related to these issues, taking into consideration the following factors:

•	The general factors listed above; and

•	Whether the issues presented have already been effectively dealt with through governmental regulation or legislation.

In particular in relation to climate-related risk and opportunities material to its business, we expect companies to help their investors understand how they may be impacted by such risk and opportunities, and how these factors are considered within strategy in a manner consistent with the company’s business model and sector. The principles guiding our evaluation of these proposals are:

•	The general factors listed above;

•

The transition and physical risks the company faces related to climate change on its operations and investment in terms of the impact on its business and financial condition, including the company’s related disclosures;

•	How the company identifies, measures and manages such risks; and

•	The company’s approach to climate-related risk as part of governance, strategy, risk management, and metrics and targets.

Social Proposals (SP). Cohen & Steers acknowledges that social considerations can pose significant risks and opportunities. There, Cohen & Steers general votes in favor of proposals requesting a company disclose information that will aid in the determination of material social issues impacting the company and, where material to its business, how the company is managing exposure to social risks related to these issues.

Cohen & Steers believes board and workforce diversity are beneficial to the decision-making process and can enhance long-term profitability. Therefore, Cohen & Steers generally votes in favor of proposals that seek to increase board and workforce diversity including, but not limited to, diversity of gender, ethnicity, race and background. Cohen & Steers votes all other social proposals on a case-by-case basis, including, but not limited to, proposals related to political and charitable contributions, lobbying, and gender equality and the gender pay gap.

Miscellaneous Proposals

Bundled Proposals. Cohen & Steers reviews on a case-by-case basis bundled or “conditioned” proposals. For items that are conditioned upon each other, Cohen & Steers examines the benefits and costs of the bundled items. In instances where the combined effect of the conditioned items is not in shareholders’ best interests, Cohen & Steers votes against such proposals. If the combined effect is positive, Cohen & Steers supports such proposals. In the case of bundled director proposals, Cohen & Steers will vote for the entire slate only if Cohen & Steers would have otherwise voted for each director on an individual basis.

Other Business. Cohen & Steers generally votes against proposals to approve other business where Cohen & Steers cannot determine the exact nature of the proposal(s) to be voted on.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a) Information pertaining to the portfolio managers of the Registrant, as of December 31, 2024, is set forth below:

Douglas R. Bond • Vice President • Portfolio manager since inception	Executive Vice President of C&S since 2004.

Jeffrey Palma • Portfolio manager since April 2022	Senior Vice President of C&S since 2021.

C&S utilizes a team-based approach in managing the Registrant. Mr. Bond and Mr. Palma direct and supervise the execution of the Registrant’s investment strategy, and lead and guide the other members of the team.

Each portfolio manager listed above manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The following tables show, as of December 31, 2024, the number of other accounts each portfolio manager managed in each of the listed categories and the total assets in the other accounts managed within each category. None of these accounts have an advisory fee which is based on the performance of the account.

Douglas Bond	Number of accounts	Total assets

• Registered investment companies	0	$0

• Other pooled investment vehicles	0	$0

• Other accounts	2	$245,213,408

Jeffrey Palma	Number of accounts	Total assets

• Registered investment companies	1	$1,060,739,195

• Other pooled investment vehicles	4	$638,209,789

• Other accounts	1	$216,720,042

Share Ownership. The following table indicates the dollar range of securities of the Registrant owned by the Registrant’s portfolio managers as of December 31, 2024:

Dollar Range of Securities Owned
Douglas R. Bond	$100,001-$500,000
Jeffrey Palma	$100,001-$500,000

Conflicts of Interest. It is possible that conflicts of interest may arise in connection with the portfolio manager’s management of the Registrant’s investments on the one hand and the investments of other accounts or vehicles for which the portfolio managers are responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Registrant and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among the Registrant and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Registrant.

In some cases, another account managed by a portfolio manager may provide more revenue to the Registrant’s investment advisor. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, the investment advisor strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related impediments (such as client-imposed restrictions or lack of available cash), it is the policy of the investment advisor to allocate investment ideas pro rata to all accounts with the same primary investment objective.

In addition, certain of the portfolio managers may from time to time manage one or more accounts on behalf of the Registrant’s investment advisor and its affiliated companies (the “CNS Accounts”). Certain securities held and traded in the CNS Accounts also may be held and traded in one or more client accounts. It is the policy of the investment advisor however not to put the interests of the CNS Accounts ahead of the interests of client accounts. The investment advisor may aggregate orders of client accounts with those of the CNS Accounts; however, under no circumstances will preferential treatment be given to the CNS Accounts. For all orders involving the CNS Accounts, purchases or sales will be allocated prior to trade placement, and orders that are only partially filled will be allocated across all accounts in proportion to the shares each account, including the CNS Accounts, was designated to receive prior to trading. As a result, it is expected that the CNS Accounts will receive the same average price as other accounts included in the aggregated order. Shares will not be allocated or re-allocated to the CNS Accounts after trade execution or after the average price is known. In the event so few shares of an order are executed that a pro-rata allocation is not practical, a rotational system of allocation may be used; however, the CNS Accounts will never be part of that rotation or receive shares of a partially filled order other than on a pro-rata basis.

Because certain CNS Accounts are managed with a cash management objective, it is possible that a security will be sold out of the CNS Accounts but continue to be held for one or more client accounts. In situations when this occurs, such security will remain in a client account only if the portfolio manager, acting in its reasonable judgment and consistent with its fiduciary duties, believes this is appropriate for, and consistent with the objectives and profile of, the client account.

Advisor Compensation Structure. Compensation of the investment advisor’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus and (3) annual stock-based compensation consisting generally of restricted stock units of the investment advisor’s parent, CNS. The investment advisor’s investment professionals, including the portfolio managers, also receive certain retirement, insurance and other benefits that are broadly available to all of its employees. Compensation of the investment advisor’s investment professionals is reviewed primarily on an annual basis.

Method to Determine Compensation. The Registrant’s investment advisor compensates its portfolio managers based primarily on the total return performance of funds and accounts managed by the portfolio manager versus appropriate peer groups or benchmarks. C&S uses a variety of benchmarks to evaluate each portfolio managers’ performance for compensation purposes, including the Morningstar U.S. All Taxable Ex-Foreign Equity Index and other broad based indexes based on the asset classes managed by each portfolio manager. In evaluating the performance of a portfolio manager, primary emphasis is normally placed on one- and three-year performance, with secondary consideration of performance over longer periods of time. Performance is evaluated on a pre-tax and pre-expense basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds and accounts with a primary investment objective of high current income, consideration will also be given to the fund’s and account’s success in achieving this objective. For portfolio managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis. The investment advisor has three funds or accounts with performance-based advisory fees. Portfolio managers are also evaluated on the basis of their success in managing their dedicated team of analysts. Base compensation for portfolio managers of the Advisor varies in line with the portfolio manager’s seniority and position with the firm.

Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Registrant’s investment advisor and CNS. While the annual salaries of the Advisor’s portfolio managers are fixed, cash bonuses and stock based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors.

(b) Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Note: On December 10, 2024, the Board of Directors of the Fund approved continuation of the delegation of its authority to management to effect repurchases, pursuant to management’s discretion and subject to market conditions and investment considerations, of up to 10% of the Fund’s common shares outstanding (“Share Repurchase Program”) as of January 1, 2025 through December 31, 2025.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 16. Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	The Registrant did not engage in any securities lending activity during the fiscal year ended December 31, 2024.

(b)	The Registrant did not engage in any securities lending activity and did not engage a securities lending agent during the fiscal year ended December 31, 2024.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

(c)

Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions pursuant to the Registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Executive Officer (President and Chief Executive Officer)

Date:	March 7, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Executive Officer (President and Chief Executive Officer)

By:	/s/ Albert Laskaj
Name: Albert Laskaj Title: Principal Financial Officer (Treasurer and Chief Financial Officer)

Date: March 7, 2025